                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

        [ ]       Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        [X]       Definitive Proxy Statement

        [ ]       Definitive Additional Materials

        [ ]       Soliciting Material Pursuant to ss.240.14a-11(c) or
                                                  ss.240.14a-12

                                       HOENIG GROUP INC.
                  ------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

                  ------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
        [X]       No fee required

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                  1) Title of each class of securities to which transaction applies:

                           ------------------------------------------------

                  2) Aggregate number of securities to which transaction applies:

                           ------------------------------------------------

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):(1)

                           ------------------------------------------------
                  4)       Proposed maximum aggregate value of transaction:

                           ------------------------------------------------
                  5)       Total fee paid:

                           ------------------------------------------------

        [ ]       Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                           1)       Amount Previously Paid:

                                    ----------------------------------------
                           2)       Form, Schedule or Registration Statement
                                    No.:

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                                    ----------------------------------------
                           4)       Date Filed:

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
                              HOENIG GROUP INC.

                             ROYAL EXECUTIVE PARK
                            4 INTERNATIONAL DRIVE
                          RYE BROOK, NEW YORK 10573

                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   ----------------------------------------

To the Stockholders of
Hoenig Group Inc.

   The Annual Meeting of Stockholders of Hoenig Group Inc. (the "Company") will be held at the Rye Town Hilton, 699 Westchester Avenue, Rye Brook, New York 10573, on Thursday, May 15, 1997, at 11:00 a.m. local time, to consider and vote upon:

   1. The election of three Class III directors, each for a three-year term;

   2. Approval of the Company's Section 162(m) Cash Bonus Plan;

   3. Approval of the Company's 1996 Long-Term Stock Incentive Plan; and

   4. Such other matters as may properly come before the Annual Meeting.

   The close of business on March 27, 1997 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. The Company's stock transfer books will not be closed.

                                         By Order of the Board of Directors,


                                                 KATHRYN L. HOENIG
                                                     Secretary

Dated: April 17, 1997

   IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING AND WISH TO HAVE YOUR STOCK REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              HOENIG GROUP INC.

                             ROYAL EXECUTIVE PARK
                            4 INTERNATIONAL DRIVE
                          RYE BROOK, NEW YORK 10573

                               ---------------

                               PROXY STATEMENT

                               ---------------

April 17, 1997

   This proxy statement and the accompanying form of proxy are being furnished on or about April 17, 1997 to the holders of record (the "Stockholders") of common stock, par value $.01 per share (the "Common Stock") of Hoenig Group Inc., a Delaware corporation (the "Company"), in connection with the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Rye Town Hilton, 699 Westchester Avenue, Rye Brook, New York 10573, on Thursday, May 15, 1997, at 11:00 a.m. local time, and any adjournment thereof.

RECORD DATE

   The close of business on March 27, 1997 has been fixed as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

SOLICITATION

   The enclosed form of proxy is solicited by the Board of Directors. The Chief Operating Officer and the Secretary have been designated by the Board of Directors to vote as proxies. All references to proxies herein refer to the proxies solicited by the Board of Directors, unless otherwise specified. All proxies delivered pursuant to this solicitation are revocable at the option of the person executing the same at any time prior to the voting of the proxy by delivering a valid superseding proxy or a written notice of revocation signed in the same manner as the original proxy or by attending the Annual Meeting and voting in person.

EXPENSES

   The cost of this solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular compensation, may solicit proxies in person or by mail, telephone, telegram, or otherwise. These persons will be reimbursed by the Company for any expenses they incur. The Company also will reimburse brokers and other nominees for their expenses.

ANNUAL REPORTS

   The Company's Annual Report to Stockholders accompanies this proxy statement. The Annual Report includes the financial statements and related sections of the Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1996, without exhibits, which was filed by the Company with the Securities and Exchange Commission (the "Commission").

   The Company will provide without charge to each Stockholder, upon written request, a copy of the Form 10-K, including schedules and exhibits included or incorporated by reference therein. Stockholders should address such written requests to Hoenig Group Inc., Royal Executive Park, 4 International Drive, Rye Brook, New York 10573, Attention: Stockholder Relations.

VOTING PROCEDURES

   This proxy statement and the accompanying form of proxy are being mailed beginning on or about April 17, 1997 to Stockholders as of the record date in connection with the solicitation of proxies by the Company for the Annual Meeting. The form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Stockholder with respect to the proposals listed thereon. If the Stockholder does not specify on the form of proxy how the Stockholder's shares are to be voted, they will be voted "FOR" the election of the nominees for directors listed herein, "FOR" the approval of the Company's Section 162(m) Cash Bonus Plan (the "Section 162(m) Plan"), and "FOR" the approval of the Company's 1996 Long-Term Stock Incentive Plan (the "1996 Incentive Plan"). If any other matters should be presented at the Annual Meeting, the holders of the proxies will vote on such matters in accordance with a determination by a majority of the Board of Directors.

   If a Stockholder wishes to give a proxy to someone other than the persons designated by the Board of Directors, the two names appearing on the enclosed form of proxy may be crossed out and the name of another person may be inserted. The signed form of proxy should be presented at the Annual Meeting by the person representing the Stockholder. Such person should have proof of identification.

   If a Stockholder is a corporation or other entity, the accompanying form of proxy should be signed in the entity's name by an officer or other authorized person. If signed as attorney, executor, administrator, trustee or guardian, the signer's full title should be given and a certificate or other evidence of appointment should be furnished.

   The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote, in person or by proxy, for each share of Common Stock they hold. If a quorum is present, the three nominees for director receiving the highest number of votes will be elected. For all other matters to be voted upon at the Annual Meeting, the affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the matter is necessary for approval. Shares represented by proxies which are marked "withhold" for Proposal I will have no effect on the election of directors, and those marked "abstain" for Proposal II or III will have the same effect as a negative vote on such matter. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will have no effect on the outcome of any matter.

OUTSTANDING STOCK

   As of the March 27, 1997 record date, there were 9,550,477 shares of Common Stock outstanding. The Common Stock constitutes the only class of voting securities issued by the Company.

                     OWNERSHIP OF COMMON STOCK OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 27, 1997 by (i) each person known to the Company to beneficially own 5% or more of the outstanding Common Stock, (ii) each director of the Company and nominee for director,
(iii) each individual who served as Chief Executive Officer during 1996 and the Company's four most highly compensated executive officers (determined pursuant to the Commission's Regulation S-K Item 402(a)(3)), other than the Chief Executive Officer, as of the end of 1996 (such persons including the Chief Executive Officer are referred to herein as the "Named Executive Officers"), and (iv) all executive officers and directors of the Company as a group. The number of shares deemed beneficially owned by a person includes shares of Common Stock which such person has a right to acquire within sixty days of March 27, 1997. Each person named in the table has sole voting and dispositive power with respect to the shares, except as otherwise indicated.

                                                                         AMOUNT AND
                                                                          NATURE OF
                NAME AND ADDRESS                                         BENEFICIAL      PERCENTAGE
TITLE OF CLASS  OF BENEFICIAL OWNER(1)                                    OWNERSHIP       OF CLASS
--------------  ----------------------------------------------------  ---------------  ------------
Common Stock    Alan B. Herzog(2)(3)(4) .............................     1,147,782 (7)     11.8%
                Max H. Levine(2)(3)(4) ..............................     1,133,800 (8)     11.8%
                The Qualified Terminable Interest Trust B established
                  under the Last Will and Testament of
                  Ronald H. Hoenig(2)  ..............................     1,120,788 (9)     11.7%
                Travelers Group Inc.(2) .............................       563,202(10)      5.9%
                Fredric P. Sapirstein(3)(4)..........................       452,400(11)      4.7%
                Robert Spiegel(4) ...................................       355,718(12)      3.7%
                Robert F. Donahue(5) ................................       272,282(13)      2.9%
                Nigel Johnson-Hill(3)(5) ............................       167,934(14)      1.8%
                Kathryn L. Hoenig(4) ................................       107,500(15)      1.1%
                Martin F.C. Emmett(4) ...............................        63,000(16)      0.7%
                Robin A. Green(3) ...................................        36,317(17)      0.4%
                Joseph A. D'Andrea(3)(4) ............................        36,000          0.4%
                Robert L. Cooney(4) .................................         5,000          0.1%
                Nicholas E.E. DeStefano(6) ..........................         6,000(18)      0.1%
                All executive officers and directors
                  as a group (14 people)  ...........................     4,004,348(19)     40.6%

------------
(1) The address of each person listed above, except the Qualified Terminable Interest Trust B established under the Last Will and Testament of Ronald H. Hoenig (the "Hoenig Trust") and Travelers Group Inc., is in care of the Company, Royal Executive Park, 4 International Drive, Rye Brook, New York 10573. The Hoenig Trust's address is c/o Shereff, Friedman, Hoffman & Goodman, 919 Third Avenue, New York, NY 10022. Travelers Group Inc.'s address is 388 Greenwich Street, New York, NY 10013.
(2)    Beneficial owner of 5% or more of the outstanding Common Stock.
(3)    Named Executive Officer.
(4)    Director.
(5) Robert F. Donahue served as a director and executive officer of the Company until April 10, 1997. Nigel Johnson-Hill served as a director of the Company until February 11, 1997.
(6) Mr. DeStefano has indicated that he will not stand for election as a director in 1997. His term as a Class III director will expire as of the date of the Annual Meeting.
(7) Includes options to purchase 22,500 shares of Common Stock, which are immediately exercisable under the Company's 1991 Stock Option Plan (the "1991 Plan"). Also includes 115,600 shares of Common Stock that Mr. Herzog may be deemed to beneficially own, which includes 80,000 shares of Common Stock owned by Mr. Herzog's wife, 21,000 shares owned by his minor children, and 14,600 shares owned by a private foundation of which Mr. Herzog is a director.
(8) Includes options to purchase 70,000 shares of Common Stock, which are immediately exercisable under the 1991 Plan.
(9)    Kathryn L. Hoenig (a director of the Company), Laura H. Hoenig, Susan
       C. Hoenig, and Robert Spiegel (a director of the Company) (collectively the "Trustees") have been appointed trustees of the Hoenig Trust, and thus share voting and dispositive power with respect to the shares beneficially owned by the Hoenig Trust. Kathryn L. Hoenig, Laura H. Hoenig, Susan C. Hoenig, and Ronald H. Hoenig, Jr. are beneficiaries under the Hoenig Trust. Each of the Trustees has disclaimed beneficial ownership of the shares owned by the Hoenig Trust.
(10) Reflects information as of December 31, 1996 reported on a Schedule 13G, dated February 6, 1997, filed by Travelers Group Inc.
(11) Includes options to purchase 125,000 shares of Common Stock, which are immediately exercisable under the 1991 Plan and the Company's 1994 Stock Option Plan (the "1994 Plan").
(12) Includes director options to purchase 8,000 shares of Common Stock, which are immediately exercisable under the 1994 Plan. Does not include any shares owned by the Hoenig Trust, with respect to which Mr. Spiegel shares voting and dispositive power with the other Trustees. Mr. Spiegel has disclaimed beneficial ownership of the shares owned by the Hoenig Trust.
(13) Includes options to purchase 10,000 shares of Common Stock, which are immediately exercisable under the 1991 Plan.
(14) Includes options to purchase 23,334 shares of Common Stock, which are immediately exercisable under the 1991 Plan.
(15) Includes options to purchase 7,500 shares of Common Stock, which are immediately exercisable under the 1991 Plan. Does not include any shares owned by the Hoenig Trust, with respect to which Ms. Hoenig shares voting and dispositive power with the other Trustees. Also does not include 100,000 shares owned by her brother, Ronald H. Hoenig, Jr., which are held in a custodial account for which she acts as custodian. Ms. Hoenig has disclaimed beneficial ownership of the shares owned by the Hoenig Trust and her brother.

(16) Includes director options to purchase 8,000 shares of Common Stock, which are immediately exercisable under the 1994 Plan.
(17) Includes options to purchase 20,167 shares of Common Stock, which are immediately exercisable under the 1991 Plan and the 1994 Plan.
(18) Includes director options to purchase 6,000 shares of Common Stock, which are immediately exercisable under the 1994 Plan.
(19) Includes options to purchase 251,848 shares of Common Stock granted to certain executive officers under the 1991 Plan, options to purchase 36,319 shares of Common Stock granted under the 1994 Plan, and director options to purchase 22,000 shares granted to non-employee directors under the 1994 Plan. Does not include 1,120,788 shares of Common Stock owned by the Hoenig Trust.

                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth the directors and executive officers of the
Company:

         NAME            AGE                                   POSITION
---------------------  -----  ------------------------------------------------------------------------
Fredric P. Sapirstein    54   Chairman of the Board, Chief Executive Officer, President
                              and Class III Director, and Chief Executive Officer of Hoenig & Co.,
                              Inc.

Max H. Levine            56   Executive Vice President and Class II Director, and President
                              of Hoenig & Co., Inc.

Alan B. Herzog           39   Executive Vice President, Chief Operating Officer, Chief Financial
                              Officer, Treasurer, and Class I Director, and Chief Operating Officer
                              and Chief Financial Officer of Hoenig & Co., Inc.

Kathryn L. Hoenig        35   Vice President, General Counsel, Secretary, and Class III
                              Director, and Vice President, General Counsel and Secretary
                              of Hoenig & Co., Inc.

Robert L. Cooney         63   Class III Director

Joseph A. D'Andrea       72   Class II Director

Martin F.C. Emmett       62   Class I Director

Robert Spiegel           60   Class I Director

Thomas J. Compono        44   Senior Vice President -Floor Operations of Hoenig & Co., Inc.

Robin A. Green           32   Managing Director of Hoenig (Far East) Limited

Nigel Johnson-Hill       50   Managing Director of Hoenig & Company Limited

Seth M. Lynn, Jr.        48   President and Chief Executive Officer of Axe-Houghton
                              Associates, Inc.

Information with respect to the business experience and affiliations of the directors and executive officers is set forth below:

Class I Directors

   Alan B. Herzog, has been the Executive Vice President, Chief Operating Officer, Treasurer, and a director of the Company since its formation in 1991. He also has served as Chief Financial Officer of the Company and of Hoenig & Co., Inc. ("Hoenig"), a wholly-owned subsidiary of the Company, since February 1997 and from 1982 until November 1995, and as Chief Operating Officer of Hoenig since April 10, 1997. Mr. Herzog also has served at Hoenig as Chief Executive Officer from April 1995 until April 10, 1997, as Treasurer since 1982, and as a director since 1987. Mr. Herzog was Secretary of the Company and of Hoenig from 1982 to May 1992. Mr. Herzog has served as a director of Axe-Houghton Associates, Inc. ("Axe-Houghton"), a wholly-owned subsidiary of the Company, since April 1993, and as Treasurer since December 1993. He also is a director of Hoenig & Company Limited ("Limited") and Hoenig (Far East) Limited ("Far East"), which are subsidiaries of the Company. Mr. Herzog is a Certified Public Accountant and a graduate of The Wharton School, University of Pennsylvania.

   Martin F.C. Emmett, has been a director of the Company since May 1994. From April 1989 until June 1993, Mr. Emmett served as Chief Executive Officer and Chairman of the Board of Tambrands, Inc., a manufacturer and marketer of Tampax tampons. From 1983 until 1989, he was Chairman of Security Pacific Burns Fry, a New York investment banking firm. Mr. Emmett currently serves on the Board of Visitors of the Fuqua School of Business at Duke University.

   Robert Spiegel, has been a director of the Company since its formation and of Axe-Houghton since October 1994. He also served as a director of Hoenig from 1987 until May 1995. Mr. Spiegel served as

Chairman of the Board, Chief Executive Officer and President of RJR Drug Distributors, Inc., a privately-owned discount drug retailer based in Louisville, Kentucky, from 1984 until May 1995. He is currently a director of Graham Field Health Products, Inc., a manufacturer and supplier of health care products whose stock is listed on the New York Stock Exchange (the "NYSE"), and of Drug Emporium, an Ohio-based discount drug store chain whose stock is listed on the Nasdaq National Market. Mr. Spiegel graduated from The Wharton School, University of Pennsylvania.

Class II Directors

   Joseph A. D'Andrea, formerly served as Chairman of the Board and Chief Executive Officer of the Company from April 21, 1995 until September 5, 1996. From September 5, 1996 until October 31, 1996, Mr. D'Andrea served as Vice President of the Company in charge of business development. From March 1994 until April 21, 1995, he served as Vice President of the Company responsible for, among other things, the development of the Company's investment management business. He also has been a director of the Company since November 1991, a director of Axe-Houghton since February 1994, and a director of Far East since May 1995. From January 1993 until March 1994, Mr. D'Andrea provided consulting services to the Company. From 1991 to March 1992, Mr. D'Andrea was a consultant to J. E. Sheehan & Company, Inc. ("Sheehan"), the representative of the underwriters in connection with the Company's initial public offering in 1991, and became a director of the Company pursuant to an agreement between the Company and Sheehan. Mr. D'Andrea is a graduate of St. John's University and St. John's University School of Law.

   Max H. Levine, a founder of Hoenig, has been a director and Executive Vice President of the Company since its formation, and has served as President of Hoenig since November 1995 and as a director and Head of Trading at Hoenig since Hoenig's inception in 1970. He also has served as a director of Axe-Houghton since September 1994 and from April 1993 until February 1994, and of Far East since October 1994. He is a member of the Board of Trustees of Ithaca College, the Executive Committee of Albert Einstein College of Medicine, and the Wall Street Committee for St. Jude's. Mr. Levine is a graduate of Colgate University.

Class III Directors

   Fredric P. Sapirstein, has served as Chairman of the Board, Chief Executive Officer and President of the Company since September 5, 1996. He also has served as Chief Executive Officer of Hoenig since April 10, 1997. Before joining the Company, Mr. Sapirstein was employed by Bear Stearns & Co., Inc. as Managing Director, Head of Asian Investment Banking since 1995, and as Managing Director, Head of International Equity Capital Markets from 1994 until 1995. From 1991 until 1994, Mr. Sapirstein was a principal of FPS Management, Inc., a private investment management and consulting firm which he founded. From 1968 until 1990, he was employed at Schroder Wertheim & Co., Inc. in various positions, including as Chief Executive Officer of Equities Services. Mr. Sapirstein is a graduate of Tulane University and a director of Northside Center for Child Development.

   Kathryn L. Hoenig, has been a director of the Company since January 1996, and has served as Vice President, General Counsel of the Company since November 1995 and of Hoenig since April 1992. She also has served as Secretary of the Company and of Hoenig since May 1992. She has been Secretary of Axe-Houghton since December 1993, and a director of Axe-Houghton since October 1994. From 1986 until April 1992, Ms. Hoenig was associated with the law firm of Cadwalader, Wickersham & Taft in New York, New York. Ms. Hoenig is a graduate of Duke University and New York University School of Law.

   Robert L. Cooney, has been a director of the Company since February 20, 1997. He currently serves as a partner of Cooney, Schroeder & Co., a private financial consulting firm that he founded in February 1997. From 1977 until January 31, 1997, Mr. Cooney was Managing Director, Equity Capital Markets at Credit Suisse First Boston. Mr. Cooney is a graduate of the College of the Holy Cross and Harvard Business School.

Non-Director Executive Officers

   Thomas J. Compono, has been Senior Vice President -Floor Operations of Hoenig since 1978, acting as head of all floor operations, including NYSE floor operations. Mr. Compono has been a member of the NYSE since April 1981. Mr. Compono is a graduate of Brooklyn College.

   Robin A. Green, has been Managing Director of Far East since April 1995, and a director of Far East since February 1995. From July 1988 until April 1995, he served as Chief Financial Officer and Secretary of Limited, and he has been a director of Limited since 1990. He also was a Vice President of Hoenig from February through March 1995. From August 1985 until July 1988, Mr. Green was employed by Touche Ross & Co., Chartered Accountants. Mr. Green is a graduate of the University of Glasgow and a member of the Institute of Chartered Accountants of Scotland.

   Nigel Johnson-Hill, has been Managing Director and a director of Limited since 1988. He also has served as a director of Far East since October 1994. Mr. Johnson-Hill served as a director of the Company from November 1991 until February 11, 1997.

   Seth M. Lynn, Jr., has served as a director, Chief Executive Officer and President of Axe-Houghton since 1984. He also acted as Chairman of the Board of Axe-Houghton from 1984 through August 1994. From June 1988 to March 1992, Mr. Lynn served as a director of Axe-Houghton, Ltd., an affiliated investment management firm, and from July 1991 to July 1992, Mr. Lynn served as a director, Chief Executive Officer and President of Axe-Houghton Management, Inc., then the parent company of Axe-Houghton. Mr. Lynn is a graduate of Yale University and The Wharton School, University of Pennsylvania.

   Pursuant to the By-laws of the Company and its subsidiaries, each executive officer generally serves until his or her successor is chosen or until his or her earlier resignation or removal. See "Employment Agreements with Certain Executive Officers".

   There is no current family relationship among any of the directors or executive officers of the Company. Kathryn L. Hoenig and Robert Spiegel each serves as an executor of the Estate of Ronald H. Hoenig and as a trustee of the Hoenig Trust.

                                  PROPOSAL I

                            ELECTION OF DIRECTORS

   Pursuant to the provisions of the Company's Certificate of Incorporation and By-laws, the Board of Directors has fixed the number of directors at eight following the resignations of certain directors and Mr. DeStefano's decision not to stand for re-election.

   The directors are divided into three classes, designated Class I, Class II and Class III. The Class I, Class II and Class III directors have been or will be elected to serve for a term of three years and until their respective successors are elected and qualified at the Annual Meeting of Stockholders in 1998, 1999 and 1997, respectively. The Class I directors are Martin F.C. Emmett, Alan B. Herzog, and Robert Spiegel; the Class II directors are Joseph
A. D'Andrea and Max H. Levine; and the Class III directors are Robert L. Cooney, Nicholas E.E. DeStefano, Kathryn L. Hoenig, and Fredric P. Sapirstein. Mr. DeStefano has indicated that he will not stand for re-election as a director in 1997. His term as a Class III director will expire as of the date of the Annual Meeting.

   Three Class III directors are to be elected at the Annual Meeting, with each director being elected for a term of three years and until the election and qualification of a successor. The Board of Directors recommends that the Stockholders elect Robert L. Cooney, Kathryn L. Hoenig, and Fredric P. Sapirstein, as Class III directors. Each nominee currently is a director. Proxies will be voted for Messrs. Cooney and Sapirstein and Ms. Hoenig as Class III directors, unless otherwise specified on the form of proxy. Class I and Class II directors will not be elected at the Annual Meeting.

   If one or more of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxies will be voted for the remaining nominees or nominee and for any substitute nominee or nominees designated by the Board of Directors. If no substitute is designated, the size of the Board may be reduced. The Board knows of no reason why any of the nominees will be unavailable to serve.

COMPENSATION OF DIRECTORS

   During 1996, non-employee directors (i.e., directors who are not employed by the Company or any of its subsidiaries) received an annual retainer of $15,000, reimbursement of expenses, and $500 for attendance at each meeting of the Board of Directors or any committee thereof. In addition, each non-employee director serving as Chairman of any committee of the Board of Directors received an annual stipend of $3,000. Pursuant to the Company's 1994 Plan, on May 16, 1996, the date the First Amendment to the 1994 Plan was approved by Stockholders, each non-employee director was granted a five-year option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which vests as follows: 4,000 shares on the first anniversary of the date of grant; 3,000 shares on the second anniversary of the date of grant; and 3,000 shares on the third anniversary of the date of grant (each a "New Director Option"). In addition, Joseph A. D'Andrea received a New Director Option on November 1, 1996 when he became a non-employee director, and Robert L. Cooney received a New Director Option on February 20, 1997 when he joined the Board. Each non-employee director will be granted a New Director Option upon joining the Board (the "Appointment Date"), and on the third anniversary of such Appointment Date and every three years thereafter. Directors who are officers or employees of the Company or any of its subsidiaries receive no compensation for their services as directors, other than their regular compensation for services as such officers or employees; nor are they eligible to be granted New Director Options.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

   The Board of Directors has responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The members of the Board who are not senior officers of the Company are kept informed of the Company's business by reports and documents given to them from time to time, as well as by operating, financial, and other reports made at Board and committee meetings. The standing committees established by the Board to assist it in the discharge of its responsibilities are described below.

   Regular meetings of the Board of Directors are held four times per year and special meetings are scheduled when required. The Board held four regular meetings and eight special meetings in 1996. Nigel Johnson-Hill, who served as a director of the Company until February 11, 1997, attended eight of the twelve meetings (66.67%) held by the Board in 1996 and did not serve on any Board committees.

   The Board of Directors has an Audit Committee which recommends to the Board the accounting firm to be selected as independent public accountants of the Company, reviews recommendations made by the independent public accountants concerning the Company's accounting methods and systems of internal controls, reviews and reports to the Board with respect to the annual audit conducted by the Company's independent public accountants, and reviews with the independent public accountants the firm's relationship with management. The Audit Committee met four times in 1996. In 1996, the Audit Committee was composed of Nicholas E.E. DeStefano (Chairman), Robert Spiegel, and Martin F.C. Emmett.

   The Board of Directors disbanded the Executive Committee on May 16, 1996. Until October 12, 1995, the Executive Committee was composed of Ronald H. Hoenig, Max H. Levine, and Alan B. Herzog, and from October 12, 1995 until May 16, 1996, it was composed of Messrs. Levine and Herzog. The Executive Committee had, subject to certain exceptions, all the powers and duties of the Board in the management of the Company when the Board was not in session that were not in conflict with specific powers conferred by the Board upon any other committee. The Executive Committee did not meet in 1996.

   The Board of Directors has a Compensation and Stock Option Committee which is responsible for determining and overseeing the policies and plans which relate to the compensation of the Company's executive officers and certain other employees. The Compensation and Stock Option Committee also is responsible for administering the Company's stock option plans, the Section 162(m) Plan, and the 1996 Incentive Plan described in Proposal II and Proposal III herein. The Compensation and Stock Option Committee held seven meetings in 1996. The Compensation and Stock Option Committee is composed of only non-employee directors. In 1996, the Compensation and Stock Option Committee was composed of Martin F.C. Emmett (Chairman), Robert Spiegel, and Nicholas E.E. DeStefano.

   On November 14, 1996, the Board of Directors created a Nominating Committee, consisting of Robert Spiegel (Chairman), Nicholas E.E. DeStefano, Martin F.C. Emmett, and Fredric P. Sapirstein. The Nominating Committee is responsible for reviewing possible director candidates and recommending qualified candidates for nomination and election to the Board, including the slate of nominees of directors to be elected by the Stockholders and any directors to be elected by the Board to fill vacancies. At the present time, the Nominating Committee has not determined whether to consider candidates recommended by the Stockholders.

                      COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

   This report is being made by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors, which is composed entirely of non-employee directors. The Committee is responsible for determining and overseeing the policies and plans which relate to the compensation of the Company's executive officers and certain other employees, including the Named Executive Officers referred to in this proxy statement. In addition, the Committee is responsible for administering the Company's stock option plans and other long-term incentive and executive compensation plans, including those described in Proposals II and III herein, and for making awards under those plans. The purpose of this report is to describe the Company's executive compensation program and to discuss the factors that the Committee considered in determining the 1996 compensation of the Company's Chief Executive Officer and the other Named Executive Officers. Because Fredric P. Sapirstein and Joseph A. D'Andrea each served as Chief Executive Officer during 1996, compensation information is provided with respect to each.

Executive Compensation Program

   The Company's executive compensation program is based on the philosophy that maintaining and motivating a qualified management team are essential for the growth and prosperity of the Company, which will inure to the benefit of the Stockholders. To that end, the Company's compensation policies and practices are designed to attract, retain, and reward executive officers who contribute to the success of the Company's business. Compensation determinations also are made in consideration of specific industry compensation data collected and analyzed by William M. Mercer, Incorporated ("Mercer"), a compensation consultation firm, which advises the Committee.

   The Company's compensation program consists of the following components:
(i) base salary; (ii) performance bonuses generally awarded after the end of the year or the applicable performance period; (iii) long-term, equity-based compensation in the form of stock options and other stock-based awards under the Company's stock option plans and the 1996 Incentive Plan, which is described in Proposal III herein; and (iv) contributions to employee benefit plans (i.e., profit-sharing plans). With respect to certain executives, the Company is contractually committed under employment agreements to providing specified minimum salaries, cash bonuses, and perquisites and to granting stock options on certain pre-determined terms subject to the Committee's approval.

   Base salaries for executives are set at levels which the Committee believes are generally competitive with salaries of similarly positioned executives at comparable brokerage and financial services companies. As a general rule, management's proposals to the Committee regarding performance bonuses have been determined on a subjective basis after consideration of the executive's individual and departmental performance, his or her contribution to the Company's financial results for the year, and the executive's importance to the future growth and development of the Company's business. In the case of executives with trade execution or sales responsibilities, bonuses are based in part on commission-and profit-based formulas.

   During the past year, the Committee has sought to develop more objective methods of evaluating an executive's performance and determining bonuses and other compensation awards. In November 1996, the Committee recommended, and the Board of Directors approved, the Company's
Section 162(m) Plan, which provides a framework for developing performance-based cash bonuses for executives and complies with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The
Section 162(m) Plan is subject to the approval of Stockholders, as described in Proposal II herein.

   The Company's long-term, stock-based compensation to date has consisted of grants of incentive stock options, U.K. tax-qualified stock options, and non-qualified stock options under the 1991 Plan and 1994 Plan and deferred stock awards under the 1996 Incentive Plan. Stock-based awards typically are granted to those executives and employees who have contributed to the growth and profitability of the Company or have demonstrated outstanding performance, as well as those who can be expected to make such contributions in the future. Consistent with a policy adopted by the Committee in late 1995, stock-based awards typically include vesting provisions which provide for one-third of the award to vest on each anniversary of the grant date. The Committee believes that stock options, deferred stock, and other long-term, stock-based compensation serve to align the interests of executives with Stockholders and help to retain key employees. With these goals in mind, in November 1996, the Committee recommended and the Board of Directors adopted the 1996 Incentive Plan to be approved by a vote of the Stockholders at the Annual Meeting, as more fully described in Proposal III herein. The 1996 Incentive Plan provides the Committee with increased flexibility to award a greater variety of long-term, equity-based incentives to key employees and consultants to the Company. The flexibility of the 1996 Incentive Plan serves the interests of the Company and Stockholders by encouraging such individuals to focus on the long-term growth of stockholder value.

   The Company also maintains voluntary contributory profit-sharing plans which cover substantially all of its employees in the United States, United Kingdom, Hong Kong, and Tokyo. The Company generally makes discretionary contributions to these plans based on, among other things, the Company's performance. For the year ended December 31, 1996, the Company contributed $423,000 to these plans, of which $28,581 was used to pay plan expenses and $394,419 was allocated to plan participants.

   As indicated in previous Committee reports and reflected by the adoption of the Section 162(m) Plan, the Company generally intends to take steps necessary to comply with the deduction limitation of Section 162(m) of the Code and the regulations thereunder. However, there may be circumstances where it may be in the best interests of the Company and its Stockholders to pay compensation which exceeds the limitations of Section 162(m) even though such compensation may not be fully deductible.

1996 Executive Compensation

   As indicated in the compensation tables in this proxy statement, the 1996 compensation of Named Executive Officers consisted of three principal components: (i) a fixed cash salary, generally determined prior to the beginning of the year; (ii) a cash bonus, generally paid after the end of the year or the applicable performance period; and (iii) stock-based awards. In addition, the Company paid life insurance premiums on behalf of certain Named Executive Officers with respect to policies owned by such Named Executive Officers, purchased additional health insurance for Joseph A. D'Andrea following his employment by the Company, made contributions to the Company's profit-sharing plans, and, in the case of one Named Executive Officer reassigned to a foreign subsidiary, provided a housing allowance and paid certain personal travel expenses incurred during trips to the executive's previous home.

   Fredric P. Sapirstein and two other Named Executive Officers were employed by the Company during 1996 pursuant to employment agreements which provide for certain minimum annual salaries, cash bonuses, stock options and other compensation, such as perquisites. Of the three employment agreements with Named Executive Officers, those of Max H. Levine and Alan B. Herzog were entered into at the time of the Company's initial public offering in 1991 and terminated on December 31, 1996. On November 25, 1996, the Company entered into a new employment agreement with Mr. Levine for the period January 1, 1997 through December 31, 1998. Mr. Herzog continues to be employed by the Company without a formal agreement. The terms of these agreements, including the provisions requiring the Company to make certain payments to these executives in the event of a termination "other than for cause" or upon a "change of control" (as defined in the agreements), are described more fully in "Employment Agreements with Certain Executive Officers" in this proxy statement.

   The Committee did not approve uniform salary increases for 1997 with respect to executive officers. With respect to Mr. Levine, his salary for 1997 was increased pursuant to the terms of a new employment agreement that took effect on January 1, 1997. With respect to Mr. Herzog, who does not have a formal employment agreement, and three other executive officers, the Committee approved salary increases for 1997 in order to bring those executives' compensation in line with the market and to compensate certain of the executives for undertaking additional responsibilities.

   In reviewing management's recommendations with respect to 1996 performance bonuses and stock-based awards for the Named Executive Officers, the Committee reviewed the following: (i) for each Named Executive Officer, information concerning salary, cash bonus, perquisites, life insurance premiums paid, payments made to the Company's employee benefit plans, and prior stock-based awards; (ii) the terms of any employment agreement between the Named Executive Officer and the Company; (iii) compensation data and analyses provided by Mercer; (iv) the executive's individual performance and contribution to the Company's short-and long-term results; and (v) the Company's financial results for 1996. In reviewing the Company's 1996 financial performance, the Committee considered the improvement in the Company's operating results in 1996, particularly for the Company's Far East brokerage and asset management operations.

   With the exception of one executive, the Committee did not apply any fixed formula or assign relative weights to the various factors it considered. Rather, it attempted to provide total compensation which was competitive yet consistent with the executive's individual performance and the Company's financial results in 1996. As in prior years, the Committee considered information provided by Mercer regarding compensation levels and practices of comparable public companies in the brokerage and financial services industries. Many of these companies are included in the Lipper Composite Brokerage Index selected for use in the performance graph provided in this proxy statement. With respect to the one Named Executive Officer with trade execution responsibilities, the Committee applied a formula based on the profitability of commission revenues in determining the executive's cash bonus for 1996.

   The Committee approved management's recommended 1996 cash bonuses. The Committee also approved a deferred stock award of 50,000 shares, which vests over three years, for one Named Executive Officer to reward him for strong performance in 1996 and to encourage the executive to focus on the long-term growth of the Company and Stockholder value.

Chief Executive Officer Compensation

   Fredric P. Sapirstein was appointed Chairman of the Board, Chief Executive Officer and President on September 5, 1996. Mr. Sapirstein's 1996 compensation consisted of salary, a minimum cash bonus, stock options, and the payment of life insurance premiums, as set forth in the compensation tables herein.

   All amounts paid to Mr. Sapirstein as salary in 1996 were based on the terms of his employment agreement, which is described in "Employment Agreements with Certain Executive Officers" herein. Mr. Sapirstein received a cash bonus of $100,000, which was slightly greater than the $96,164 minimum bonus provided for by his employment agreement. Pursuant to the terms of his employment agreement, Mr. Sapirstein was granted (i) ten-year options to purchase 500,000 shares of Common Stock at $3.625 per share, which vest 25% on the date of grant and on each of the next three anniversaries thereof; and
(ii) ten-year options to purchase 500,000 shares of Common Stock at $5.00 per share (the "Performance Options"). The Performance Options vest on the ninth anniversary of the date of grant, subject to accelerated vesting as follows:
(i) 50% vests if the average closing price of the Common Stock equals or exceeds $7.00 per share for twenty consecutive trading days; and (ii) 100% vests if the average closing price of the Common Stock equals or exceeds $8.00 per share for twenty consecutive trading days. In addition, pursuant to the terms of his employment agreement, Mr. Sapirstein purchased 250,000 shares of Common Stock from the Company for $3.625 per share, which was the closing price on the last trading day immediately prior to September 5, 1996. See "Interest of Management in Certain Transactions" herein.

   Joseph A. D'Andrea served as the Company's Chief Executive Officer from April 21, 1995 until Mr. Sapirstein's appointment on September 5, 1996, and, with respect to this period, he received an annualized salary of $300,000. Thereafter, he served as a Vice President of the Company until October 31, 1996. During this period, Mr. D'Andrea continued to receive an annualized salary of $300,000, which the Committee believed to be fair in light of Mr. D'Andrea's assistance to Mr. Sapirstein during the transition period. Mr. D'Andrea did not receive a cash bonus with respect to 1996. He received a non-discretionary, automatic grant of a five-year, non-qualified stock option to purchase 10,000 shares of Common Stock (a New Director Option) when he ceased to be employed by the Company and continued to serve as a non-employee director. He also has been receiving director fees since November 1, 1996. Following his termination of employment on October 31, 1996, the Company purchased for Mr. D'Andrea a supplemental health insurance policy for $5,406, which provides health care coverage for Mr. D'Andrea and his dependents until May 31, 1998.

                                    COMPENSATION AND STOCK OPTION COMMITTEE

                                        Martin F.C. Emmett, Chairman
                                        Nicholas E.E. DeStefano
                                        Robert Spiegel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation and Stock Option Committee of the Board of Directors is composed solely of non-employee directors. In 1996, the following directors served on the Compensation and Stock Option Committee: Martin F.C. Emmett, Nicholas E.E. DeStefano, and Robert Spiegel. Martin Emmett has been Chairman of the Compensation and Stock Option Committee since March 1995.

   On December 17, 1996, Robert Spiegel purchased from the Company a whole life insurance policy on his life for $101,455, the cash surrender value of the policy. The Company previously purchased the policy in 1987 to fund the Company's potential liability to Mr. Spiegel's estate to repurchase shares of Common Stock under a shareholder's agreement entered into upon the closing of the Company's initial public offering in 1991. The Company agreed to sell the policy to Mr. Spiegel after management had decided that it was in the best interests of the Company and the Stockholders to cancel the policy and discontinue paying premiums. The sale of the insurance policy was approved by the unanimous vote of the Board of Directors (including the members of the Audit Committee), excluding Mr. Spiegel. Mr. Spiegel paid all of the 1996 premiums on the policy.

COMPENSATION TABLES

   The following tables contain compensation data for the Named Executive
Officers:

                          SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                            LONG-TERM COMPENSATION AWARDS
                             ---------------------------------------------------    ---------------------------------------------
                                                                       OTHER          RESTRICTED     SECURITIES       ALL OTHER
                                         SALARY        BONUS          ANNUAL            STOCK        UNDERLYING    COMPENSATION(2)
NAME AND PRINCIPAL POSITION    YEAR       ($)           ($)       COMPENSATION(1)     AWARDS($)     OPTIONS (#)          ($)
---------------------------  ------  ------------  ------------  ---------------    ------------  --------------  ---------------
Fredric P. Sapirstein          1996     126,154(3)    100,000              --                        1,000,000(4)     $    216
Chairman, Chief Executive
Officer and President          1995          --            --              --                               --              --
(commencing 9/5/96)            1994          --            --              --                               --              --

Joseph A. D'Andrea             1996     253,846(3)          0         $ 3,500(5)                        10,000(4)       11,445
Chief Executive Officer        1995     168,046(3)     75,000                                           20,000           1,755
(4/21/95 -9/5/96)              1994     101,538(3)         --          22,000(5)                            --              --

Max H. Levine                  1996     369,434(3)    525,000              --                               --          94,793
Executive Vice President       1995     358,679(3)    440,000              --                               --          93,453
                               1994     349,569(3)    280,431              --                                           92,986

Robin A. Green                 1996     230,000       170,000              --          262,500(6)           --         154,098
Managing Director,             1995     199,823        80,000              --                           20,000         109,178
Hoenig (Far East) Limited      1994          --            --              --                               --              --

Alan B. Herzog                 1996     250,000(3)    125,000              --                               --          63,122
Executive Vice President,      1995     250,000(3)     75,000              --                               --          61,629
COO, CFO, Treasurer            1994     250,000(3)     25,000              --                               --          61,595

Nigel Johnson-Hill             1996     234,150(7)     93,660(7)           --                               --          26,056
Managing Director of           1995     218,240(7)    125,000(7)           --                           25,000          20,000
Hoenig & Company
Limited                        1994     187,920(7)    158,949(7)           --                               --          28,188


------------
(1) The value of perquisites and other personal benefits paid to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for each such Named Executive Officer.

(2) For 1996, consists of life insurance premiums paid on behalf of the following Named Executive Officers: Fredric P. Sapirstein ($216); Joseph A. D'Andrea ($1,654); Max H. Levine ($88,953); Alan B. Herzog ($57,282); and Nigel Johnson-Hill ($2,641), each of whom owns the respective insurance policies, including the cash surrender value. Also includes annual contributions for 1996 on behalf of the following Named Executive Officers to the Company's profit-sharing plans as follows:
       Joseph A. D'Andrea ($4,386); Max H. Levine ($5,840); Alan B. Herzog ($5,840); Robin A. Green ($22,163); and Nigel Johnson-Hill ($23,415).
       For Robin A. Green, includes a housing allowance of $125,001 in 1996 and personal travel expenses of $6,934 in 1996 provided in connection with his assignment in Hong Kong. For Mr. D'Andrea, includes $5,406, which represents the premium paid in 1996 on a supplemental health insurance policy for him and his dependents through May 31, 1998.

(3) The salary paid to Mr. Sapirstein in 1996 is based on an annualized salary of $400,000 for the period September 5, 1996 through December 31, 1996. Joseph A. D'Andrea served as Chief Executive Officer from April 21, 1995 until September 5, 1996. The salary paid to Mr. D'Andrea in 1996 through October 31, 1996 is based on an annualized salary of $300,000, and the salary paid to him in 1995 is based on an annualized salary of $120,000 for the period January through April 1995, $156,000 for the period May through October 1995, and $300,000 for the period November through December 1995. The salary paid to Mr. D'Andrea in 1994 is based on an annualized salary of $120,000 for the period March through December 1994. The annual salaries of Max H. Levine and Alan B. Herzog include cost-of-living increases provided for in their respective employment agreements which terminated on December 31, 1996. See "Employment Agreements with Certain Executive Officers."

(4) Pursuant to the terms of his employment agreement, Fredric P. Sapirstein was granted: (i) ten-year options to purchase 500,000 shares of Common Stock at $3.625 per share, which vest 25% on the date of grant and on each of the first three anniversaries of the date of grant; and (ii) ten-year options to purchase 500,000 shares of Common Stock at an exercise price of $5.00 per share, which vest on the ninth anniversary of the grant date, subject to earlier vesting as follows:
       (a) 50% vests if the average closing price of the Common Stock equals or exceeds $7.00 per share for 20 consecutive trading days; and (b) 100% vests if the average closing price of the Common Stock equals or exceeds $8.00 per share for 20 consecutive trading days. Pursuant to the Company's 1994 Plan, on November 1, 1996, Joseph A. D'Andrea was granted a five-year, non-qualified option to purchase 10,000 shares of Common Stock at $3.875, when his employment by the Company ceased and he became a non-employee director. The option vests 4,000 shares on November 1, 1998 and 3,000 shares on each of November 1, 1999 and November 1, 2000.

(5) Represents director fees paid to Joseph D'Andrea during November and December 1996 after his employment by the Company ceased, and consulting and director fees paid to him during the period January 1994 through February 1994 prior to his employment by the Company. Mr. D'Andrea received $3,500 in director fees in 1996, and $18,000 in consulting fees and $4,000 in director fees in 1994.

(6) Represents the cash value of a deferred stock award of 50,000 shares of Common Stock made to Robin A. Green on January 14, 1997, which vests 16,667 shares on each of January 14, 1998 and January 14, 1999, and 16,666 shares on January 14, 2000. The cash value was determined by multiplying the number of shares covered by the award by the market price of the Common Stock on the date the award was made. Dividends or dividend equivalents are not payable with respect to the deferred stock award. The deferred stock award was made pursuant to the 1996 Incentive Plan and is subject to Stockholder approval of the 1996 Incentive Plan at the Annual Meeting. See "Proposal III" herein.

(7) The annual compensation paid to Nigel Johnson-Hill for the years indicated in the above compensation table was paid in U.K. Pounds Sterling. The annual salary for 1996, 1995 and 1994 was pounds sterling150,000, pounds sterling140,800 and pounds sterling120,000, respectively, and the bonuses were pounds sterling60,000, pounds sterling81,000 and pounds sterling101,500, respectively. In converting these amounts to U.S. Dollars, exchange rates of 1.5610, 1.550 and
       1.5660 U.S. Dollars to U.K. Pounds Sterling were used for the years 1996, 1995 and 1994, respectively.

                    OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF
                                                                                  STOCK PRICE APPRECIATION FOR
                             INDIVIDUAL GRANTS                                            OPTION TERM(1)
                       -----------------------------------------------------  ------------------------------------
                       NUMBER OF     % OF TOTAL                   MARKET
                       SECURITIES    OPTIONS                      PRICE ON
                       UNDERLYING    GRANTED TO         EXERCISE  DATE OF
                       OPTIONS       EMPLOYEES           PRICE    GRANT       EXPIRATION
         NAME          GRANTED (#)   IN FISCAL YEAR    ($/SHARE)  ($/SHARE)   DATE            5% ($)      10% ($)
---------------------  ------------  --------------   ----------  ----------  ------------  ---------  -----------
Fredric P. Sapirstein    500,000(2)        41.8%         $3.625      $3.625        9/4/06     500,760    1,106,549
                         132,500(2)        11.1%         $ 5.00      $3.625        9/4/06           0      111,048
                         367,500(2)        30.8%         $ 5.00      $ 4.25      11/14/06     155,892      677,915
Joseph A. D'Andrea        10,000(3)         0.8%         $3.875      $3.875      10/31/01      10,706       23,657
Max H. Levine                   --           --              --          --            --          --           --
Robin A. Green(4)               --           --              --          --            --          --           --
Alan B. Herzog                  --           --              --          --            --          --           --
Nigel Johnson-Hill              --           --              --          --            --          --           --

------------
(1) The potential realizable values shown in this table are the result of calculations at stock price appreciation rates specified by the Commission and are not intended to forecast actual future appreciation rates of the price of the Common Stock. The Named Executive Officers will realize no value if the price of the Common Stock does not appreciate above the exercise price.

(2) Pursuant to his employment agreement with the Company, on September 5, 1996 Mr. Sapirstein was granted ten-year options to purchase 500,000 shares of Common Stock at $3.625 per share as follows: an incentive stock option to purchase 110,000 shares and a non-qualified option to purchase 390,000 shares. These options were granted under the 1991 Plan and 1994 Plan and vest 25% on the date of grant and 25% on each of the first three anniversaries of the grant date. In addition, Mr. Sapirstein was granted ten-year, non-qualified options to purchase 500,000 shares of Common Stock at $5.00 per share as follows: a non-qualified option to purchase 132,500 shares which was granted on September 5, 1996 under the 1994 Plan, and a non-qualified option to purchase 367,500 shares, which was granted on November 14, 1996 under the 1996 Incentive Plan. The 1996 Incentive Plan and the option granted to Mr. Sapirstein thereunder are subject to Stockholder approval at the Annual Meeting as described in Proposal III herein. These non-qualified options to purchase 500,000 shares vest on the ninth anniversary of the date of grant, subject to accelerated vesting as follows: (i) 50% vests if the average closing price of the Common Stock equals or exceeds $7.00 per share for twenty consecutive trading days; and (ii) 100% vests if the average closing price of the Common Stock equals or exceeds $8.00 per share for twenty consecutive trading days.

(3) Mr. D'Andrea received a non-discretionary, automatic grant of a five-year, non-qualified stock option under the 1994 Plan to purchase 10,000 shares of Common Stock at the market price on the grant date of November 1, 1996, when he ceased to be employed by the Company and became a non-employee director. Mr. D'Andrea's New Director Option vests 4,000 shares on November 1, 1997 and 3,000 shares on each of November 1, 1998 and November 1, 1999.

(4) On February 14, 1996, Mr. Green was granted a ten-year, non-qualified stock option under the 1994 Plan to purchase 13,334 shares of Common Stock at $3.625 per share and a five-year, non-qualified stock option under the 1991 Plan to purchase 6,666 shares at $0.10 per share. Each option vests one-third on each of the first three anniversaries of the date of grant. These options were granted to Mr. Green with respect to his performance in 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING                  VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                                                            AT FISCAL YEAR-END (#)         AT FISCAL YEAR-END ($)(1)
                                             VALUE     ------------------------------  --------------------------------
                        SHARES ACQUIRED    REALIZED                                                       UNEXERCISABLE
         NAME           ON EXERCISE (#)     ($)(2)       EXERCISABLE    UNEXERCISABLE   EXERCISABLE ($)        ($)
---------------------  ---------------  -------------  -------------  ---------------  ---------------  ---------------
Fredric P. Sapirstein            0               0         125,000         875,000          218,750          843,750
Joseph A. D'Andrea               0               0          20,000          10,000           51,240           15,000
Max H. Levine               20,000          70,375          70,000               0           13,938                0
Robin A. Green                   0               0          13,500          20,000            5,469           58,498
Alan B. Herzog              10,000          34,875          22,500               0            5,094                0
Nigel Johnson-Hill               0               0          23,334          16,666           28,074           44,581

------------
 (1) Based on the last sale price of the Common Stock on December 31, 1996 less the exercise price.

 (2) Based on the last sale price of the Common Stock on the date of exercise less the exercise price.

PERFORMANCE GRAPH

   The following graph compares the five-year cumulative total return (assuming reinvestment of cash dividends, to the extent applicable) of the Common Stock with the CRSP Total Return Index for the Nasdaq Stock Market (US Companies) ("Nasdaq") and the Lipper Composite Brokerage Index (the "Lipper Index"). The Lipper Index consists of twenty-nine brokerage and financial services firms, including the Company.

                      FIVE-YEAR TOTAL STOCKHOLDER RETURN
                HOENIG GROUP INC. VS. NASDAQ AND LIPPER INDEX

    COMPARISON OF TOTAL RETURN FROM DECEMBER 31, 1991 TO DECEMBER 31, 1996

                                    (GRAPH OMITTED)
INDEX DATA           DEC91    DEC92    DEC93    DEC94    DEC95    DEC96
Hoenig Group Inc.   $  100   $   66   $   71   $   55   $   64   $   85
Nasdaq              $  100   $  116   $  134   $  131   $  185   $  227
Lipper Index        $  100   $  105   $  140   $  118   $  161   $  242

   Sources: Standard & Poor's Compustat, Nasdaq, and Lipper Analytical Services Inc.

EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

   In November 1991, Messrs. Levine and Herzog each executed an employment agreement for a term which commenced on October 30, 1991 and terminated on December 31, 1996 (the "1991 Employment Agreements"). Mr. Levine's 1991 Employment Agreement provided for his employment by the Company as Executive Vice President at an annual salary of $330,000, plus cost-of-living increases, and bonus and other compensation of $170,000, or such greater compensation as the Committee may from time to time determine. Mr. Herzog's 1991 Employment Agreement provided for his employment by the Company as Executive Vice President and Chief Operating Officer at an annual salary of $200,000, plus cost-of-living increases, and bonus and other compensation of $50,000, or such greater compensation as the Committee may from time to time determine. The 1991 Employment Agreements provided that, during the respective terms of such Agreements, the Company would cause each of Messrs. Levine and Herzog to be nominated to the Company's Board of Directors, and that the Company would use its best efforts to cause each of them to be elected to the Board of Directors. Each 1991 Employment Agreement also included a non-competition covenant, pursuant to which each executive agreed not to compete with the Company's business during the term of the Agreement. Each 1991 Employment Agreement provided that, if the executive's employment were terminated for "cause", he would be bound by the non-competition covenant for a period of one year from the date of termination. The 1991 Employment Agreements provided that the executive would not be subject to the non-competition covenant upon a termination of employment by the Company (i) other than for "cause" or (ii) as a result of a "change in control".

   In the event of a termination of employment by the Company "other than for cause prior to a change in control", each of the 1991 Employment Agreements provided for the Company to pay the executive the balance of his salary due through the date of termination, a cash bonus based on the previous year's bonus prorated through the date of termination, any previously deferred compensation, and any amounts or benefits owing under then applicable employee benefit plans or policies (the "1991 Accrued Obligations"). In addition, the 1991 Employment Agreements required the Company to pay the executive the average annual compensation for the three prior fiscal years, including contributions to profit-sharing and retirement plans, for each year, or portion thereof, of the remaining term of the Agreement and two times the executive's average annual compensation (calculated on a weekly basis) for each period of twenty-seven weeks or more of employment by the Company or any of its subsidiaries.

   Upon the occurrence of a "change in control", either the Company, or, in the event that certain additional changes occur (including a change in the executive's responsibilities, noncompliance by the Company with the terms of the 1991 Employment Agreement or certain relocations of the executive), the executive was entitled to terminate the 1991 Employment Agreement. Upon such a termination, the Company would have been obligated to pay the executive the 1991 Accrued Obligations and three times the average annual compensation for the three prior fiscal years, including contributions to profit-sharing and retirement plans. In addition, the Company would have been required to continue to make contributions on the executive's behalf in all Company-sponsored health and welfare plans on terms no less favorable than those in effect on the date of termination until the earlier of: (i) three years from the date of termination; (ii) attainment of normal retirement;
(iii) the executive's coverage under plans provided by a new employer; or
(iv) the executive's death. The 1991 Employment Agreements also provided for the following payments to be made to the executive's estate following his death: (i) the 1991 Accrued Obligations; (ii) a death benefit equal to three times the executive's average annual compensation for the three prior fiscal years, including contributions to profit-sharing and retirement plans, payable over the next three years; and (iii) employee health and welfare benefits for the executive's surviving dependents for three years.

   On November 25, 1996, Mr. Levine executed a new employment agreement with the Company (the "Levine Agreement") for a two-year term commencing on January 1, 1997, unless earlier terminated in accordance with the terms of the Levine Agreement. The Levine Agreement provides for Mr. Levine's employment as Executive Vice President of the Company and President of Hoenig at an annual salary of $400,000 and an annual minimum bonus of $150,000, plus a percentage of the net pre-tax profits (as defined) of commission business for which Mr. Levine is responsible. The Company also will provide Mr. Levine with a leased automobile until November 30, 1998.

   The Levine Agreement provides that, in the event of a termination of employment by the Company other than for "cause" or by Mr. Levine for "good reason", the Company will pay Mr. Levine (i) any accrued but unpaid salary, any earned but unpaid bonus, and any amount accrued under the Company's benefit plans, ("Accrued Obligations"); (ii) an amount equal to the three-year average of the salary and bonus paid to Mr. Levine, multiplied by the remaining term of the Levine Agreement; and (iii) an amount equal to any bonus paid to Mr. Levine for the year immediately prior to the termination of employment, multiplied by a fraction, the numerator of which is the number of days elapsed in the year of termination, and the denominator of which is 365.

   The Levine Agreement further provides that, in the event of termination of employment as a result of executive's "disability", the Company will pay him the Accrued Obligations and an amount equal to his salary plus $150,000, multiplied by the number of years (or fraction thereof) remaining in the employment term. In addition, the Company would be required to make contributions on his behalf in all Company-sponsored health and welfare plans on terms no less favorable than those in effect on the date of termination until the earlier of (i) one year from the date of termination; (ii) entitlement to coverage under plans provided by a new employer; (iii) death; or (iv) the end of the employment term under the Levine Agreement. In the event of a termination of employment due to Mr. Levine's death, the Levine Agreement provides that the Company will pay Mr. Levine's estate or designated beneficiaries (i) the Accrued Obligations; (ii) $150,000; and
(iii) the amount of any bonus paid to Mr. Levine for the immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the number of days elapsed in the year of such termination, and the denominator of which is 365.

   On September 5, 1996, Mr. Sapirstein executed an employment agreement with the Company for a term which commenced on that date and ends on December 31, 1999 (the "Sapirstein Agreement"). The Sapirstein Agreement provides for his employment as Chairman of the Board, Chief Executive Officer, and President of the Company at an annual salary of $400,000 and minimum cash bonus of $300,000 (pro-rated for 1996 only). The minimum cash bonus will operate as a draw against amounts due under certain performance goals to be determined by the Committee pursuant to a plan which meets the requirements of Section 162(m) of the Code, such as the Company's Section 162(m) Plan, which was adopted on November 14, 1996 and is subject to Stockholder approval at the Annual Meeting under Proposal II herein. See "Proposal II" herein. The Company is required during the term of his employment to include Mr. Sapirstein in the management slate for election as a director and to use its best efforts to cause him to be elected to the Company's Board of Directors.

   The Sapirstein Agreement also provides for the grant of (i) ten-year options to purchase 500,000 shares of Common Stock at an exercise price equal to the market price of the Common Stock on the date he commenced employment, which vest 25% on the date of grant and 25% on each of the first three anniversaries of the date of grant (the "Service-Based Options"); and (ii) ten-year options to purchase 500,000 shares of Common Stock at an exercise price of $5.00 per share, which vest on the ninth anniversary of the grant date, subject to earlier vesting as follows: (a) 50% vests if the average closing price of the Common Stock equals or exceeds $7.00 per share for 20 consecutive trading days; and (b) 100% vests if the average closing price of the Common Stock equals or exceeds $8.00 per share for 20 consecutive trading days (the "Performance Options"). All options generally will vest immediately upon a "change of control", and the Service-Based Options will vest immediately following termination of Mr. Sapirstein's employment other than for "cause" or for "good reason" if such termination occurs after September 5, 1997. The Sapirstein Agreement also provides for Mr. Sapirstein's purchase from the Company of 250,000 shares of Common Stock at the closing price on the last trading day immediately prior to September 5, 1996; such shares may not be sold before September 5, 1999. See "Interest of Management in Certain Transactions."

   The Sapirstein Agreement further provides that in the event of a termination of employment by the Company other than for "cause" or by Mr. Sapirstein for "good reason", the Company will pay Mr. Sapirstein (i) the Accrued Obligations; and (ii) certain termination payments based upon when such termination occurs. If such termination occurs prior to the first anniversary of employment, the termination payment will be $700,000. If such termination occurs after the first anniversary of employment and on or before the second anniversary, the termination payment will be $1,400,000. If such termination occurs after the second anniversary of employment, the termination payment will equal the three-year average of salary and bonus paid to Mr. Sapirstein, multiplied by the number of years (or fraction thereof) remaining in the employment term. In addition, if such termination occurs after the second anniversary of employment, Mr. Sapirstein will be entitled to receive an amount equal to any bonus paid to Mr. Sapirstein for the year immediately prior to the termination of employment, multiplied by a fraction, the numerator of which is the number of days elapsed in the year of termination, and the denominator of which is 365. In the event of termination of employment due to death or disability, the Sapirstein Agreement provides that Mr. Sapirstein or his estate will receive only the Accrued Obligations.

   The Sapirstein Agreement and the Levine Agreement contain similar provisions regarding non-competition and non-solicitation. Each Agreement includes non-competition and non-solicitation covenants which preclude the executive from competing with the Company's business or soliciting the Company's customers or employees during the "Non-Competition Period." The Non-Competition Period includes: (i) the employment term; (ii) the lesser of one-year or the remaining term of the Agreement if the Agreement is terminated by the Company for "cause" or by the executive other than for "good reason"; and (iii) the period during which the executive is receiving termination payments.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

   Pursuant to the Sapirstein Agreement, on September 5, 1996, Mr. Sapirstein purchased 250,000 shares of Common Stock from the Company for $3.625 per share, which was the closing price on the last trading day before his employment began. Mr. Sapirstein may not sell or dispose of these shares before September 5, 1999. The Sapirstein Agreement also provides that the shares will be "restricted securities" under Rule 144. The Company has agreed to provide one registration statement on demand to any person to whom Mr. Sapirstein pledges these shares.

   The officers and employees of the Company and its operating subsidiaries are ordinarily required to execute personal securities transactions through the Company's broker-dealer subsidiaries. Such orders are executed at a discount from commission rates offered to unaffiliated customers.

   Pursuant to the employment agreement between the Company and Ronald H. Hoenig, in 1996 the Company paid the Estate of Ronald H. Hoenig $285,692, which represents one-third of a $857,077 death benefit which is payable in three equal annual installments over the three-year period following Mr. Hoenig's death on October 12, 1995. In addition, pursuant to the employment agreement, the Company is required to provide Mr. Hoenig's wife and dependents with benefits (i.e., health insurance) similar to those provided to executives under the Company's benefit plans and policies for three years following October 12, 1995.

SHAREHOLDER'S AGREEMENTS AND CERTAIN TRANSACTIONS RELATING TO INSURANCE

   Effective upon the closing of the initial public offering in 1991, the Company and holders of shares of Common Stock outstanding prior to the initial public offering, including certain directors and executive officers of the Company, entered into an agreement (each a "Shareholder's Agreement", and collectively, the "Shareholder's Agreements") which provides that, upon the death of each such holder, the Stockholder's estate will have an option to sell shares of Common Stock to the Company, as described below. At the option of the estate, exercisable within thirty days after the appointment of an executor or representative of the estate, the Company is obligated to purchase, at a purchase price equal to 10% below the market value of the shares of Common Stock, the number of shares of Common Stock which results in an aggregate purchase price of the greater of the actual amount of insurance proceeds received by the Company upon the death of the holder, if any, or $1 million. The market value will be determined based on the average of the last twenty days' closing prices of the Common Stock prior to the death of such holder. The Company will have the right, but shall not be obligated, to increase the number of shares of Common Stock to be purchased by it up to the maximum number of shares the Stockholder's estate desires to sell.

   In order to fund its obligations under the aforementioned Shareholder's Agreements, the Company currently maintains life insurance policies on certain Stockholders who hold such options as follows:

     PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

 Max H. Levine......  $ 3,587,250
 Alan B. Herzog.....    2,812,300
 Thomas J. Compono .    1,000,000
 Nigel
 Johnson-Hill.......    1,000,000
 Kathryn L. Hoenig .      525,000
 Robin A. Green.....      434,000
OTHER STOCKHOLDERS .    1,609,000
                     ------------
   Total:...........  $10,967,550
                     ============

   The Company's aggregate annual premium cost in 1996 for the life insurance policies was $81,227, and the cash surrender value of these policies was $662,649 as of December 31, 1996. The Company intends to maintain the life insurance policies on the principal Stockholders, directors and executive officers listed above and continues to evaluate the benefits of maintaining the policies on the other Stockholders.

   On March 3, 1997, Robert F. Donahue purchased from the Company a whole life insurance policy on his life for $14,590, the cash surrender value of the policy. At the time of the purchase, Mr. Donahue was a director and executive officer of the Company. The Company previously purchased the life insurance policy in 1987 to fund the Company's potential liability to Mr. Donahue's estate to repurchase shares of Common Stock under a Shareholder's Agreement. The Company agreed to sell the policy to Mr. Donahue after management had decided that it was in the best interests of the Company and the Stockholders to cancel the policy and discontinue paying premiums. The sale of the insurance policy to Mr. Donahue was approved by a unanimous vote of the Board of Directors (including members of the Audit Committee), excluding Mr. Donahue. Mr. Donahue paid all of the 1996 premiums on the policy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT L. COONEY, KATHRYN L. HOENIG, AND FREDRIC P. SAPIRSTEIN AS CLASS III DIRECTORS. THE THREE NOMINEES FOR DIRECTOR RECEIVING THE HIGHEST NUMBER OF VOTES OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE MATTER WILL BE ELECTED.

                                 PROPOSAL II

           APPROVAL OF THE COMPANY'S SECTION 162(M) CASH BONUS PLAN

GENERAL

   At the Annual Meeting, Stockholders will be asked to approve the Section 162(m) Plan. Section 162(m) of the Code generally disallows a public company's tax deduction in excess of $1 million for compensation paid to Named Executive Officers, subject to several exceptions, including an exception for compensation paid under a Stockholder-approved plan that is "performance-based" within the meaning of Section 162(m). The Section 162(m) Plan provides a means for the payment of performance-based cash bonuses to certain key executives of the Company while preserving the Company's tax deduction with respect to the payment thereof.

   The Section 162(m) Plan has been unanimously recommended by the Committee and adopted by a unanimous vote of the Board of Directors, effective for the performance periods commencing on or after January 1, 1997, subject to Stockholder approval. Should Stockholder approval not be obtained, the
Section 162(m) Plan will be void, and any awards outstanding under the Plan will be canceled.

   The Board of Directors and the Committee believe that, as a matter of general policy, the Company's incentive compensation plans should be structured to facilitate compliance with Section 162(m), but that the Committee should reserve the right to establish separate annual and other incentive compensation arrangements for Named Executive Officers that may not comply with Section 162(m) if it determines, in its sole discretion, that to do so would be in the best interests of the Company and the Stockholders.

   The principal terms of the Section 162(m) Plan are summarized below, and a copy of the Plan is annexed to this proxy statement as Annex A-1. The summary of the Section 162(m) Plan set forth below is not intended to be a complete description thereof, and such summary is qualified in its entirety by the actual text of the Section 162(m) Plan to which reference is made.

SUMMARY DESCRIPTION OF THE SECTION 162(M) PLAN

   The purpose of the Section 162(m) Plan is (i) to retain and motivate key executives of the Company who have been designated as participants in the
Section 162(m) Plan for a given performance period (generally, any period used to determine whether the established goals have been attained, which may be one or more fiscal years or portions thereof), by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such performance period have been achieved or exceeded and (ii) to structure bonus opportunities in a way that will qualify the awards as "performance-based" for purposes of Section 162(m) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to Named Executive Officers.

   The Section 162(m) Plan will be administered by the Section 162(m) Plan Committee (in such capacity, the "Plan Committee"), consisting of at least two non-employee directors, each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Plan Committee has broad administrative authority to, among other things, designate participants, establish performance goals and performance periods, determine the effect of termination of employment and "change in control" transactions (as defined in the Section 162(m) Plan, which is the same definition as that set forth in the 1996 Incentive Plan) prior to the payment of an award, and interpret and administer the Section 162(m) Plan. The Committee currently constitutes the Plan Committee.

   Participants in the Section 162(m) Plan for any given performance period may include any key employee of the Company or a subsidiary who is an executive officer of the Company and who is designated as a participant for such period by the Plan Committee. The participants in the Section 162(m) Plan for any given period will be designated by the Plan Committee, in its sole discretion, within the earlier of the first 90 days of each performance period or the date on which 25% of such performance period has been completed (such period, the "Applicable Period"). This determination may vary from period to period, and will be based primarily on the Plan Committee's judgment as to which executive officers are likely to be Named Executive Officers of the Company for proxy purposes as of the end of such performance period, and which are reasonably expected to have compensation in excess of $1 million.

   Within the Applicable Period, the Plan Committee will specify the applicable performance criteria and targets to be used under the Section 162(m) Plan for such performance period. These performance criteria may vary from participant to participant and will be based on one or more of the following Company, subsidiary, operating unit, or division financial performance measures: pre-tax or after-tax net income; operating income; gross revenue; profit margin; stock price or cash flows; or strategic business criteria consisting of one or more objectives based upon meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. These performance criteria or goals may be (i) expressed on an absolute or relative basis; (ii) based on internal targets; (iii) based on comparison(s) with prior performance; (iv) based on comparison(s) to capital, stockholders' equity, shares outstanding, assets or net assets; and/or (v) based on comparison(s) to the performance of other companies. For example, an income-based performance measure could be expressed in a number of ways, such as net earnings per share, or return on equity, and with reference to meeting or exceeding a specific target, or with reference to growth above a specified level, such as prior year's performance, or current or previous peer group performance. The Section 162(m) Plan provides that the achievement of such goals must be substantially uncertain at the time they are established, and awards are subject to the Plan Committee's right to reduce the amount of any award payable as a result of such performance as discussed below.

   The target bonus opportunity for each participant may be expressed as a dollar-denominated amount or as a percentage share of a bonus pool to be created under the Section 162(m) Plan, provided that, if a pool approach is used, the total bonus opportunities represented by the shares designated for the participants may not exceed 100% of the pool, and the Plan Committee has the sole discretion to reduce (but not increase) the actual bonuses awarded under the Section 162(m) Plan. The actual bonus awarded to any given participant at the end of a performance period will be based on the extent to which the applicable financial performance goals for such performance period are achieved, as determined by the Plan Committee. The maximum bonus payable under the Section 162(m) Plan to any one individual in any one calendar year is $5 million.

   The Board of Directors may at any time amend or terminate the Section 162(m) Plan, provided that (i) without the participant's written consent, no such amendment or termination will adversely affect the annual bonus rights (if any) of any already designated participant for a given performance period once the participant designations and performance goals for such performance period have been announced; and (ii) the Board of Directors will be authorized to make any amendments necessary to comply with applicable regulatory requirements, including, without limitation, Section 162(m). Amendments to the Section 162(m) Plan will require Stockholder approval only if required under Section 162(m).

NEW PLAN BENEFITS

   The Committee has designated Fredric P. Sapirstein, the Company's Chairman of the Board, Chief Executive Officer, and President, as a participant in the
Section 162(m) Plan for 1997 and has awarded him a bonus opportunity which is a function of earnings per share and revenues achieved during 1997. The 1997 bonus opportunity provides Mr. Sapirstein with certain fixed dollar amounts assuming the achievement of certain earnings per share and revenue targets. Each performance target is to be evaluated separately, and the corresponding payment will be made without regard to whether the other performance target was met. In order for Mr. Sapirstein to receive any amounts under the bonus opportunity for 1997, the Company must achieve certain minimum earnings per share or revenue targets. Under the Sapirstein Agreement, Mr. Sapirstein is entitled to a minimum bonus for 1997 of $300,000, which amount shall operate as a draw against any amounts due Mr. Sapirstein under the bonus award opportunity under the Section 162(m) Plan. Mr. Sapirstein's 1997 bonus opportunity under the Section 162(m) Plan, other than amounts guaranteed to him under the Sapirstein Agreement, is subject to a maximum of 45% of the Company's net income for 1997. It is not possible to predict who, other than Mr. Sapirstein, will participate in the Section 162(m) Plan in 1997, or who will be granted awards under the Section 162(m) Plan in the years after 1997.

FEDERAL INCOME TAX CONSEQUENCES

   The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Section 162(m) Plan. This discussion is intended for the information of Stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who may participate in the Section 162(m) Plan.

   Under present federal income tax law, participants will realize ordinary income equal to the amount of the award received under the Section 162(m) Plan in the year of such receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the participant's total compensation is below the Section 162(m) limit or the
Section 162(m) Plan award satisfies the requirements of the performance-based exception of Section 162(m) of the Code. It is the Company's intention that the Section 162(m) Plan be adopted and administered in a manner that preserves the Company's deductibility of compensation under Section 162(m) of the Code.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SECTION 162(m) PLAN. THE VOTE REQUIRED FOR APPROVAL OF THE SECTION 162(m) PLAN IS A FAVORABLE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE MATTER.

                                 PROPOSAL III

   APPROVAL OF THE COMPANY'S 1996 LONG-TERM STOCK INCENTIVE PLAN

GENERAL

   At the Annual Meeting, Stockholders will be asked to approve the 1996 Incentive Plan. The 1996 Incentive Plan has been unanimously recommended by the Committee and adopted by a unanimous vote of the Board of Directors, subject to Stockholder approval. Should Stockholder approval not be obtained, the 1996 Incentive Plan will be void, and any awards outstanding under the Plan will be canceled.

   In the Board of Directors' judgment, the 1996 Incentive Plan provides a critical long-term incentive for management, employees, and non-employee directors of the Company and its subsidiaries as well as for consultants. The Board believes that the Company's policy of granting stock options will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the 1996 Incentive Plan is intended to provide the Committee with maximum flexibility to award various types of long-term, equity-based incentives to plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage participants to focus on the long-term growth of Stockholder value. The Board believes that important advantages to the Company are gained by a comprehensive compensation program, such as the 1996 Incentive Plan, which includes different types of awards for motivating and rewarding outstanding service, while at the same time promoting a closer identity of interests between participants and Stockholders.

   The principal terms of the 1996 Incentive Plan are summarized below, and a copy of the 1996 Incentive Plan is annexed to this proxy statement as Annex A-2. The summary of the 1996 Incentive Plan set forth below is not intended to be a complete description thereof, and such summary is qualified in its entirety by the actual text of the 1996 Incentive Plan to which reference is made.

SUMMARY DESCRIPTION OF THE 1996 INCENTIVE PLAN

   The purpose of the 1996 Incentive Plan is to advance the interests of the Company and its Stockholders by providing a means to attract, retain, and reward directors, officers, and other key employees and consultants of the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company.

   The Committee, which administers the 1996 Incentive Plan, has authority under the Plan, among other things, to: (i) select the officers and other key employees and consultants entitled to receive awards under the 1996 Incentive Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or units or rights covered by an award; and (iv) determine the other terms and conditions of any awards granted under the 1996 Incentive Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof, and any forfeiture or termination provisions or waivers thereof and (v) in the event of a stock split, recapitalization, reorganization or similar corporate event that affects the Common Stock, make appropriate adjustments in the kind and number of shares available for issuance under the Plan, the kind and number of shares subject to the annual per-employee awards, the kind and number of shares and exercise price of shares subject to outstanding awards, and the kind and number of shares to be granted subject to non-employee director options. The 1996 Incentive Plan also permits the Committee to impose performance conditions with respect to any award to key employees, thereby requiring forfeiture of all or a part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. Awards granted under the 1996 Incentive Plan generally are not assignable or transferable other than by the laws of the descent and distribution, or as may be permitted by the Committee during a participant's lifetime.

   Awards to participants may include: (i) options to purchase shares of Common Stock, including (a) incentive stock options ("ISOs") granted to employees of the Company or its subsidiaries, (b) non-qualified stock options, both of which may include automatic reload features, (c) options granted to employees of the Company or a subsidiary who at the time of grant are resident in the United Kingdom ("U.K. Options"), and (d) options granted automatically to non-employee directors ("Director Options"); (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grants, or SARs that are only exercisable in the event of a "change in control" of the Company (as defined in the 1996 Incentive Plan); (iii) restricted stock, in which shares of Common Stock are granted to participants subject to restrictions on transferability and other restrictions that lapse over time; (iv) deferred stock, in which delivery of shares of Common Stock occurs upon expiration of a deferral period; (v) bonus stock, consisting of a right to receive shares of Common Stock in an amount determined with reference to a bonus award; (vi) dividend equivalents, consisting of a right to receive cash, shares of Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock; (vii) performance-based equity awards, based on criterion set forth in the Company's Section 162(m) Plan, that are intended to qualify for deductibility under Section 162(m) of the Code; and (viii) other stock-based awards not otherwise specifically provided for, the value of which are based in whole or in part upon the value of Common Stock.

   Director Options consist of non-discretionary, automatic stock option grants to each individual who becomes, on or after the date of the Annual Meeting, a non-employee director of the Company. The automatic grants will be made upon initial election or appointment to the Board of Directors, and on each three-year anniversary of the date of such initial election or appointment to the Board of Directors. The number of shares of Common Stock subject to each Director Option grant is 10,000 (or such lesser amount if there are insufficient shares available under the 1996 Incentive Plan at such time). The exercise price of each Director Option will be equal to the fair market value of a share of Common Stock on the date the option is granted. Director Options will expire five years from their date of grant, and shall vest 4,000 shares on the first anniversary of the date of grant and 3,000 shares on each of the second and third anniversaries thereof.

   Other than with respect to the grant of (i) Director Options, (ii) ISOs, and (iii) U.K. Options, the exercise price at which shares of Common Stock may be purchased as well as the exercise period of stock options under the 1996 Incentive Plan will be determined by the Committee in its discretion at the time of grant. This discretion includes the ability to set an exercise price that is below the fair market value of shares of Common Stock covered by such grant at the time of grant. With respect to the grant of Director Options, ISOs, and U.K. Options, the exercise price of such options must be a price not less than the fair market value of shares of Common Stock on the date of grant. Unless otherwise provided by the Committee, all restrictions relating to the continued performance of services and/or the achievement of performance objectives will immediately lapse upon a change in control of the Company.

   The total number of shares of Common Stock that may be delivered pursuant to the exercise or settlement of awards under the 1996 Incentive Plan may not exceed (i) 1,000,000 shares of Common Stock, plus (ii) the number of shares of Common Stock that, on the date of Stockholder approval of the 1996 Incentive Plan, otherwise would have been available under the Company's 1991 Plan and 1994 Plan (i.e., the unused shares), or otherwise would have become available after such date (i.e., by reason of termination, expiration, or forfeiture of stock options outstanding under such plans). The anticipated number of unused shares of Common Stock that would otherwise have been available under the Company's 1991 Plan and 1994 Plan as of the date of the Annual Meeting is 1,173,000. Upon approval of the Stockholders of the 1996 Incentive Plan, no further grants of stock options will be made by the Company pursuant to the 1991 Plan and 1994 Plan. Under the terms of the 1996 Incentive Plan, no individual may receive awards in any one calendar year relating to more than 750,000 shares of Common Stock.

   The 1996 Incentive Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without Stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which Common Stock is then listed or quoted. Thus, Stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility.

NEW PLAN BENEFITS

   The following table sets forth the number of shares of Common Stock subject to awards that have been granted pursuant to the 1996 Incentive Plan, subject to Stockholder approval of the Plan at the Annual Meeting, to (i) each Named Executive Officer, (ii) all current executive officers as a group,
(iii) all current non-employee directors as a group (assuming all nominees for election are in fact elected), and (iv) all non-executive officer employees as a group:

                             NEW PLAN BENEFITS(1)

                          1996 STOCK INCENTIVE PLAN

                            NAME AND POSITION                          NUMBER OF SHARES
--------------------------------------------------------------------  ----------------
1.  Fredric P. Sapirstein, Chairman, CEO and President................      367,500
2.  Joseph A. D'Andrea, former Chairman and CEO.......................            0
3.  Max H. Levine, Executive Vice President...........................            0
4.  Robin A. Green, Managing Director of Hoenig (Far East) Limited ...       50,000
5.  Alan B. Herzog, Executive Vice President, COO, CFO, Treasurer ....            0
6.  Nigel Johnson-Hill, Managing Director of Hoenig & Company Limited.            0
7.  Executive Officer Group...........................................      427,500
8.  Non-Employee Director Group.......................................            0
9.  Non-Executive Officer Employee Group..............................       42,000

(1) Mr. Sapirstein's awards under the 1996 Incentive Plan consist of non-qualified stock options. All other awards consist of deferred Common Stock grants.

   It is not possible at present to predict the number of awards that will be issuable under the 1996 Incentive Plan after the Annual Meeting. With respect to the Company's non-employee directors, there are no non-employee directors who will be granted Director Options under the 1996 Incentive Plan as of the Annual Meeting. With respect to the number of awards that will be issuable under the 1996 Incentive Plan to the Company's non-employee directors after the date of the Annual Meeting, on each three-year anniversary of the date of a non-employee director's initial appointment or election to the Board of Directors, such non-employee director will receive a Director Option.

FEDERAL INCOME TAX CONSEQUENCES

   The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 1996 Incentive Plan (other than with respect to the U.K. Options, which generally have tax implications to non-residents of the United States in the United Kingdom). This discussion is intended for the information of Stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who may participate in the 1996 Incentive Plan.

   The grant of an option, SAR, or other stock-based award in the nature of a purchase right will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, an SAR or other stock-based award in the nature of a purchase right, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

   A participant's disposition of shares acquired upon the exercise of an option, SAR, or other stock-based award in the nature of a purchase right generally will result in short-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, SAR or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

   With respect to awards granted under the 1996 Incentive Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of receipt of the shares or other property.

   Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation to a Named Executive Officer in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that options granted with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals, will qualify as "performance-based compensation," although other awards under the 1996 Incentive Plan may not so qualify.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 1996 INCENTIVE PLAN. THE VOTE REQUIRED FOR APPROVAL OF THE 1996 INCENTIVE PLAN IS A FAVORABLE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE MATTER.

                 THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

   Deloitte & Touche LLP have acted as the Company's independent public accountants since June 1994. Upon the recommendation of the Audit Committee, the Board of Directors has voted to appoint Deloitte & Touche LLP to act as the Company's independent public accountants responsible for auditing the Company's financial statements for 1997.

   A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

                            STOCKHOLDER PROPOSALS

   Any Stockholder proposal to be presented at next year's Annual Meeting of Stockholders must be received at the principal executive offices of the Company (the address of which is set forth on the cover page of this proxy statement), directed to the attention of the Secretary, no later than December 17, 1997 for consideration for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must comply in all respects with the rules and regulations of the Commission.

                                OTHER MATTERS

   The Board of Directors knows of no other matters which may come before the Annual Meeting. If any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons designated by the Board to serve as proxies to vote the proxies received in accordance with a determination by a majority of the Board.

                                   By Order of the Board of Directors,


                                            KATHRYN L. HOENIG
                                                Secretary

                                                        ANNEXES TO
                                                        HOENIG GROUP INC.
                                                        PROXY STATEMENT

                                                                     ANNEX A-1












                               HOENIG GROUP INC.

                        SECTION 162(m) CASH BONUS PLAN

                               HOENIG GROUP INC.

                        SECTION 162(m) CASH BONUS PLAN


1. Purpose. The purpose of this Section 162(m) Cash Bonus Plan (the "Plan") of Hoenig Group Inc. (the "Company") is (i) to retain and motivate key senior executives of the Company who have been designated as Participants in the Plan for a given Performance Period, by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such Performance Period have been achieved or exceeded; and (ii) to structure such bonus opportunities in a way that will qualify the awards made as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor section) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to such employees.

2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Annual Base Salary" shall mean the amount of base salary paid to a Participant for a given year, adjusted to include the amount of any base salary deferrals for such year, unless the Plan Committee otherwise specifies at the time that the Participant's award opportunity for a given Performance Period is established.

         (b) "Applicable Period" shall mean, with respect to any Performance Period, a period commencing on or before the first day of such Performance Period and ending no later than the earlier of (i) the 90th day of such Performance Period, or (ii) the date on which 25% of such Performance Period has been completed. Any action required under the Plan to be taken within the period specified in the preceding sentence may be taken at a later date if, but only if, the regulations under Section 162(m) of the Code are hereafter amended, or interpreted by the Internal Revenue Service, to permit such later date, in which case the term "Applicable Period" shall be deemed amended accordingly.

         (c) "Board" shall mean the Board of Directors of the Company as constituted from time to time.

         (d) "Cause" shall mean "cause" as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or, if there shall be no such agreement, where the Participant: (i) commits any act of fraud, willful misconduct or dishonesty in connection with his employment or which injures the Company or its direct or indirect subsidiaries; (ii) breaches any other material provision of any agreement between the Participant and the Company or a subsidiary of the Company relating to the Participant's employment or breaches any fiduciary duty to the Company or its direct or indirect subsidiaries; (iii) fails, refuses or neglects to timely perform any material duty or obligation relating to his position; (iv) commits a material violation of any law, rule, regulation or by-law of any governmental authority (state, federal or foreign), any securities exchange or association or other regulatory or self-regulatory body or agency applicable to the Company or its direct or indirect subsidiaries or any general policy or directive of the Company or its direct or indirect subsidiaries communicated in writing to the Participant; (v) is charged with a crime involving moral turpitude, dishonesty, fraud or unethical business conduct, or a felony; (vi) is subject to the occurrence of an event or condition which makes it unlawful for the Participant to perform his duties, including the issuance of any order, decree, decision or judgment, which remains in effect for eight weeks or more; (vii) gives or accepts undisclosed commissions or other payments in cash or in kind in connection with the affairs of the Company or any of its direct or indirect subsidiaries or their respective clients; (viii) is expelled or suspended in excess of eight weeks, or is subject to an order temporarily (for a period in excess of eight weeks) or permanently enjoining the Participant from the securities, investment management or investment banking business or from acting in the capacity consistent with his position by the SEC, the NASD, any national securities exchange or any self-regulatory agency or governmental authority, state, foreign or federal; or (ix) fails to obtain or maintain any registration, license or other authorization or approval that the Company or its direct or indirect subsidiaries in their discretion reasonably believe is required for the Participant to perform his duties.

         (e) "Change of Control" shall have the same meaning as set forth in the Hoenig Group Inc. 1996 Long-Term Stock Incentive Plan, as amended from time to time (the "1996 LTSIP").

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" or "Plan Committee" shall mean the committee for the Board consisting solely of two or more non-employee directors (each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) of the Code) designated by the Board as the committee responsible for administering and interpreting the Plan.

         (h) "Company" shall mean Hoenig Group Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto.

         (i) "Disability" shall mean "disability" as defined in any employment agreement then in effect between the Participant and the Company or, if not defined therein or if there shall be no such agreement, as defined in the Company's long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the Participant's becoming physically or mentally incapacitated and consequent inability for a period of 120 days in any twelve consecutive month period to perform his duties to the Company.

         (j) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, in each case as amended from time to time.

         (k) "Individual Award Opportunity" shall mean the performance-based award opportunity for a given Participant for a given Performance Period as specified by the Plan Committee within the Applicable Period, which may be expressed in dollars or on a formula basis that is consistent with the provisions of this Plan.

         (l) "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate, or reduce the size of, a bonus award otherwise payable to a Participant for a given Performance Period, provided that the exercise of such discretion would not cause the award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used (i) to provide for an award under the Plan in excess of the amount payable based on actual performance versus the applicable performance goals for the Performance Period in question, or in excess of the maximum individual award limit specified in
Section 6(b) below, or (ii) to increase the amount otherwise payable to any other Participant.

         (m) "Participant" shall mean, for any given Performance Period with respect to which the Plan is in effect, each key employee of the Company (including any subsidiary, operating unit or division) who is an Executive Officer of the Company and who is designated as a Participant in the Plan for such Performance Period by the Committee pursuant to Section 4 below.

         (n) "Performance Period" shall mean any period commencing on or after January 1, 1997 for which performance goals are set under Section 5 and during which performance shall be measured to determine whether such goals have been met for purposes of determining whether a Participant is entitled to payment of a bonus under the Plan. A Performance Period may be coincident with one or more fiscal years of the Company, or a portion thereof.

         (o) "Plan" or "Section 162(m) Plan" shall mean the Hoenig Group Inc.
Section 162(m) Cash Bonus Plan as set forth in this document, and as amended from time to time.

         (p) "Retirement" shall mean any termination of employment with the Company and its subsidiaries (other than a termination by the Company (or any of its subsidiaries) for Cause) that (i) qualifies as a "retirement" event under the terms of the Hoenig & Co., Inc. 401(K) and Profit Sharing Plan (or any successor pension plan in which the Company participates), and (ii) is approved in writing as a "Retirement" event for purposes of this Plan by (or pursuant to procedures established by) the Plan Committee.

3.       Administration.

         (a) General. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law (including, but not limited to, Section 162(m) of the Code), and in addition to any other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have the full power and authority, after taking into account, in its sole and absolute discretion, the recommendations of the Company's Chief Executive
Officer:

                  (i) to designate (within the Applicable Period) the Participants in the Plan and the individual award opportunities and/or, if applicable, bonus pool award opportunities for such Performance Period;

                  (ii) to designate (within the Applicable Period) and thereafter administer the performance goals and other award terms and conditions that are to apply under the Plan for such Performance Period;

                  (iii) to determine and certify the bonus amounts earned for any given Performance Period, based on actual performance versus the performance goals for such Performance Period, after making any permitted Negative Discretion adjustments;

                  (iv) to decide (within the Applicable Period) any issues relating to the impact on the bonus awards for such Performance Period of (A) a termination of employment (due to death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause), provided, in each case, that no payment shall be made for any given Performance Period prior to the time that the Plan Committee certifies, pursuant to Section 6(c)(i) below, that the applicable performance goals for such Performance Period have been met or
                           (B) a Change of Control, that are not resolved under the express terms of the Plan;

                  (v) to decide whether, under what circumstances and subject to what terms bonus payouts are to be paid on a deferred basis, including automatic deferrals at the Committee's election as well as elective deferrals at the election of Participants;

                  (vi) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan;

                  (vii) to interpret and administer the terms and provisions of the Plan and any award issued under the Plan (including reconciling any inconsistencies, correcting any defaults and addressing any omissions in the Plan or any related instrument or agreement); and

                  (viii) to otherwise supervise the administration of the Plan.

                  It is intended that all amounts payable to Participants under the Plan who are "covered employees" within the meaning of Treas. Reg. Sec. 1.162-27(c)(2) (as amended from time to time) shall constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and Treas. Reg. Sec. 1.162-27(e) (as amended from time to time), and, to the maximum extent possible, the Plan and the terms of any awards under the Plan shall be so interpreted and construed.

         (b) Binding Nature of Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made under or with respect to the Plan or any award under the Plan shall be within the sole and absolute discretion of the Committee, and shall be final, conclusive and binding on all persons, including the Company, any Participant, and any award beneficiary or other person having, or claiming, any rights under the Plan.

         (c) Other. No member of the Committee shall be liable for any action or determination (including, but limited to, any decision not to act) made in good faith with respect to the Plan or any award under the Plan. If a Committee member intended to qualify as an "outside director" under Section 162(m) of the Code does not in fact so qualify, the mere fact of such non-qualification shall not invalidate any award or other action made by the Committee under the Plan which otherwise was validly made under the Plan.

4.       Plan Participation.

         (a) Annual Participant Designations By Plan Committee. For any given Performance Period, the Plan Committee, in its sole and absolute discretion, shall, within the Applicable Period, designate those key employees of the Company (including its subsidiaries, operating units and divisions) who shall be Participants in the Plan for such Performance Period. Such Participant designations shall be made by the Plan Committee, in its sole and absolute discretion, based primarily on its determination as to which key employees:

                  (i) are likely to be Executive Officers of the Company as of the last day of the fiscal year for which the Company would be entitled to a

                           Federal tax deduction for payment of the award in respect of such Performance Period;

                  (ii) are reasonably expected by the Plan Committee to have individual compensation for such fiscal year that may be in excess of $1 million, excluding any compensation that is grandfathered for Section 162(m) purposes or is otherwise excluded for
                           Section 162(m) purposes based on an existing or other "performance-based" plan other than this Plan; and

                  (iii) are reasonably expected by the Plan Committee to be "covered employees" for such fiscal year for
                           Section 162(m) purposes,

and such other consideration as the Committee deems appropriate, in its sole and absolute discretion.

         (b) Impact Of Plan Participation. An individual who is a designated Participant in the Section 162(m) Plan for any given Performance Period shall not also participate in the Company's general bonus plans for such Performance Period if such participation would cause any award hereunder to fail to qualify as "performance-based" under Section 162(m).

5.       Performance Goals.

         (a) Setting Of Performance Goals. For a given Performance Period, the Plan Committee shall, within the Applicable Period, set one or more objective performance goals for each Participant and/or each group of Participants and/or each bonus pool (if any). Such goals shall be based exclusively on one or more of the following corporate-wide or subsidiary, division or operating unit financial measures:

                  (1)      pre-tax or after-tax net income,

                  (2)      operating income,

                  (3)      gross revenue,

                  (4)      profit margin,

                  (5)      stock price,

                  (6)      cash flow(s),

                  (7) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the Applicable Period). Each such goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions and/or operating units) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders' equity and/or shares outstanding, or to assets or net assets. In all cases, the performance goals shall be such that they satisfy any applicable requirements under Treas. Reg. Sec. 1.162-27(e)(2) (as amended from time to time) that the achievement of such goals be "substantially uncertain" at the time that they are established, and that the award opportunity be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goal has been met, and, subject to the Plan Committee's right to apply Negative Discretion, the amount of the award payable as a result of such performance.

         (b) Impact Of Extraordinary Items Or Changes In Accounting. The measures used in setting performance goals set under the Plan for any given Performance Period shall be determined in accordance with GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Plan Committee decides otherwise within the Applicable Period.


6.       Bonus Pools, Award Opportunities And Awards.

         (a) Setting Of Individual Award Opportunities. At the time that annual performance goals are set for Participants for a given Performance Period (within the Applicable Period), the Plan Committee shall also establish each Individual Award Opportunity for such Performance Period, which shall be based on the achievement of stated target performance goals, and may be stated in dollars or on a formula basis (based, for example, on a designated share of a bonus pool or on a multiple of Annual Base Salary), provided:

                  (i) that the designated shares of any bonus pool shall not exceed 100% of such pool; and

                  (ii) that the Plan Committee, in all cases, shall have the sole and absolute discretion, based on such factors as it deems appropriate, to apply Negative Discretion to reduce (but not increase) the actual bonus awards that would otherwise actually be payable to any Participant on the basis of the achievement of the applicable performance goals.

         (b) Maximum Individual Bonus Award. Notwithstanding any other provision of this Plan, the maximum bonus payable under the Plan to any one individual in any one calendar year shall be $5.0 million.

         (c) Bonus Payments. Subject to the following, bonus awards determined under the Plan for given Performance Period shall be paid to Participants in cash, or, if permitted under the Company's 1996 LTSIP, in shares of Company stock, as soon as practicable following the end of the Performance Period to which they apply, provided:

                  (i) that no such payment shall be made unless and until the Plan Committee, based on the Company's audited financial results for such Performance Period (as prepared and reviewed by the Company's independent public accountants), has certified (in the manner prescribed under applicable regulations) the extent to which the applicable performance goals for such Performance Period have been satisfied, and has made its decisions regarding the extent of any Negative Discretion adjustment of awards (to the extent permitted under the Plan);

                  (ii) that the Plan Committee may specify that a portion of the actual bonus award for any given Performance Period shall be paid on a deferred basis, based on such award payment rules as the Plan Committee may establish and announce for such Performance Period;

                  (iii) that the Plan Committee may require (if established and announced within the Applicable Period), as a condition of bonus eligibility (and subject to such exceptions as the Committee may specify within the Applicable Period) that Participants for such Performance Period must still be employed as of end of such Performance Period and/or as of the later date that the actual bonus awards for such Performance Period are announced, in order to be eligible for an award for such Performance Period; and

                  (iv)     that, within the Applicable Period and subject to
                           Section 6(c)(i) above, the Committee may adopt such forfeiture, pro-ration or other rules as it deems appropriate, in its sole and absolute discretion, regarding the impact on bonus award rights of a Participant's death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause.

7.       General Provisions.

         (a) Plan Amendment Or Termination. The Board may at any time amend or terminate the Plan, provided (i) that, without the Participant's written consent, no such amendment or termination shall adversely affect the bonus rights (if any) of any already designated Participant for a given Performance Period once the Participant designations and performance goals for such Performance Period have been announced, and (ii) that the Board shall be authorized to make any amendments necessary to comply with applicable regulatory requirements (including, without limitation, Section 162(m) of the Code).

         (b) Applicable Law. All issues arising under the Plan shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

         (c) Tax Withholding. The Company (and its subsidiaries) shall have the right to make such provisions and take such action as it may deem necessary or appropriate for the withholding of any and all Federal, state and local taxes that the Company (or any of its subsidiaries) may be required to withhold.

         (d) No Employment Right Conferred. Participation in the Plan shall not confer on any Participant the right to remain employed by the Company or any of its subsidiaries, and the Company and its subsidiaries specifically reserve the right to terminate any Participant's employment at any time with or without cause or notice.

         (e) Impact of Plan Awards on Other Plans. Plan awards shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any subsidiary, unless and except to the extent that the Board or its Compensation Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Plan Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

         (f) Beneficiary Designations. Each Participant shall designate in a written form filed with the Committee the beneficiary (or beneficiaries) to receive the amounts (if any) payable under the Plan in the event of the Participant's death prior to the bonus payment date for a given Performance Period. Any such beneficiary designation may be changed by the Participant at any time without the consent of the beneficiary (unless otherwise required by law) by filing a new written beneficiary designation with the Committee. A beneficiary designation shall be effective only if the Company is in receipt of the designation prior to the Participant's death. If no effective beneficiary designation is made, the beneficiary of any amounts shall be the Participant's estate.

         (g) Costs & Expenses. All award and administrative costs and expenses of the Plan shall be borne by the Company.

         (h) Non-Transferability of Rights. Except as and to the extent required by law, a Participant's rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, pursuant to Section 7(f) above, in the event of the Participant's death), including, but not limited to, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right of the Participant shall be subject to any obligation or liability of the Participant other than any obligation or liability owed by the Participant to the Company (or any of its subsidiaries).

8.       Effective Date.

                  The Plan was adopted by the Board on November 14, 1996, effective for the Performance Period commencing on or after January 1, 1997, subject to stockholder approval of the Plan at the 1997 annual shareholders' meeting. No payments shall be made under the Plan prior to the time such stockholder approval is obtained in accordance with applicable law. If approved, the Plan will remain effective until the end of the fiscal year ending December 31, 2002, unless the Board terminates the Plan earlier.

                                                                     ANNEX A-2












                               HOENIG GROUP INC.

                      1996 LONG-TERM STOCK INCENTIVE PLAN

                               HOENIG GROUP INC.

                      1996 LONG-TERM STOCK INCENTIVE PLAN


l. Purpose. The purpose of this 1996 Long-Term Stock Incentive Plan (the "Plan") of Hoenig Group Inc., a Delaware corporation, is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

2. Definitions. The definitions of awards under the Plan, including U.S. Stock Options, U.K. Stock Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards, are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

         "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         "Board" means the Board of Directors of the Company.

         A "Change in Control" shall be deemed to have occurred if:

          (i) on the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then outstanding shares of Stock, or the then outstanding voting securities entitled to vote generally in the election of directors;

         (ii) on the date the individuals who constitute the Board of Directors as of the effective date of this Plan ("Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

         (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, or consummation of any of the foregoing transactions if stockholder approval is not sought or obtained, provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 75% of the total voting power represented by the voting securities of the Company (or if the Company does not survive, the surviving entity) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

         (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 85% or more of the total assets of the Company).

Notwithstanding the foregoing, for the purposes of subsection (i) only, the definition of "person" shall not include any beneficial holder of more than 5% of Common Stock as of September 30, 1996, or any person, trust, or entity which is a successor by will or by the laws of descent and distribution to any such holder or any combination of such holders or group of such holders (including, without limitation, any such person or persons acting as a partnership, limited partnership, syndicate or other group whether formally organized or not).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

         "Committee" means the Compensation and Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan. In appointing members of the Committee, the Board will consider whether each member will qualify as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and as an "outside director" within the meaning of Treasury Regulation 1.162-27(e)(3) under Code Section 162(m), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

         "Common Stock" means the shares of common stock, $.01 par value per share, of the Company.

         "Company" means Hoenig Group Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto; provided that unless otherwise provided in this Plan, all references in this Plan to employment by the Company shall include employment by any subsidiary of the Company.

         "Covered Employee" means a person defined as a "covered employee" in
Section 162(m)(3) of the Code.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

         "Fair Market Value" means, with respect to Stock, Awards, or other property, (i) in the case of U.S. Stock Options and the Stock underlying such U.S. Stock Options, (a) if the Stock is listed on a securities exchange or is traded over the NASDAQ National Market System, the closing sales price of the Stock on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (b) if the Stock is not listed on a securities exchange or traded over the NASDAQ National Market System, the mean between the bid and offered prices of the shares as quoted by the National Association of Securities Dealers through NASDAQ for such date, provided, that if the Committee determines that the fair market value of the Stock is not properly reflected by such NASDAQ quotations, the "Fair Market Value" of the Stock will mean the fair market value as determined by such other method as the Committee determines in good faith to be reasonable; and
(ii) in the case of U.K. Stock Options and the Share underlying such U.K. Stock Options, "Fair Market Value" as determined in accordance with the foregoing clause (i) of this definition, or as agreed from time to time with the Inland Revenue, if different.

         "Inland Revenue" means the Board of the Inland Revenue of the United Kingdom of Great Britain and Northern Ireland.

         "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         "Non-Employee Director" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

         "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

         "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         "Stock" means the Common Stock and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

         "U.K. Stock Option" means a Stock Option granted to a Participant which is subject to the provisions of Section 6(c) of this Plan.

         "U.S. Stock Option" means a Stock Option other than a U.K. Stock
Option.

3.       Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  (i) to select Participants to whom Awards may be granted;

                  (ii) to determine the type or types of Awards to be granted to each Participant;

                  (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                  (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

                  (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                  (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

         (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine.

         (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.       Stock Subject to Plan.

         (a) Amount of Stock Reserved. The total number of shares of Stock that may be delivered pursuant to the exercise or settlement of an Award shall not in the aggregate exceed (i) 1,000,000 shares plus (ii) the number of shares of Stock that, on the date of approval of this Plan by the Company's stockholders, would otherwise have been available under the Company's 1991 Stock Option Plan and 1994 Stock Option Plan (i.e., unused shares), or would have otherwise become available after such date (i.e., by reason of the termination, expiration or forfeiture of stock options outstanding under such plans); provided, however, that shares subject to Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this
Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Options and other Awards under the Plan that may be settled by delivery of more than 750,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

         (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan (such event, upon the Committee's determination, a "Material Change"), then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), and (v) the number of shares with respect to which Awards may be granted or measured in any calendar year, as set forth in Section 4(b). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of outstanding Awards after advance notice thereof or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. With respect to U.K. Stock Options, in the event that a Material Change occurs and a surviving corporation does not assume all outstanding U.K. Stock Options, all such outstanding U.K. Stock Options shall continue to be exercisable for a period of 6 months after the date the Material Change occurs, as determined by the Committee.

5. Eligibility. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be canceled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

6.       Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Sections 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

         (b) U.S. Stock Options. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

                  (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

                  (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

                  (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted with an exercise price less than 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Stock on the date of grant and granted no more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

                  (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period (or if such termination is by reason of disability, as determined by the Committee, or death, the one-year period) following such termination of employment; provided that such period does not exceed the remaining term of the Option and only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Participant shall immediately terminate.

         (c) U.K. Stock Option. A U.K. Stock Option may only be granted to a person who is a natural person employed by the Company or a subsidiary thereof (including employees who are also directors and including persons expected to become employees, in which case such Stock Option shall be effective as of the date such person is first treated as an employee for payroll purposes) and who at the time of grant of the Stock Option is resident and ordinarily resident in the United Kingdom for the purposes of the tax laws of the United Kingdom and, in the case of a person who is a director, is required to devote not less than 25 hours per week to duties to the Company and its subsidiaries. No person who is, or will be, precluded from being an eligible employee or director with respect to the Company and its subsidiaries by paragraph 8 of
Schedule 9 Taxes Act 1988 shall be eligible to receive a U.S. Stock Option. The U.K. Stock Option shall be granted on the following terms and conditions:

                  (i) Award Agreement. Each U.K. Stock Option shall be clearly designated as a U.K. Stock Option and shall be evidenced by an Award Agreement in such form as the Committee may determine from time to time, which agreement shall not require consideration, but shall be under seal.

                  (ii) Shares. Shares of Stock purchased pursuant to the exercise of U.K. Stock Options shall not be redeemable, shall be fully paid upon their issuance and shall not be subject to any restriction other than those applicable to all other shares.

                  (iii) Exercise Price. The exercise price of U.K. Stock Options shall be fixed by the Committee but no U.K. Stock Option shall be granted with an exercise price which is less than 100% of the Fair Market Value of the underlying Stock at the time such U.K. Stock Option is granted.

                  (iv) Exercise Period. No U.K. Stock Option shall be exercisable more than 10 years after it is granted.

                  (v) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any U.K. Stock Options during the three-month period (or if such termination is by reason of disability, as determined by the Committee, or death, the one-year period) following such termination of employment; provided such period does not exceed the remaining term of the U.K. Stock Option and only to the extent such U.K. Stock Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all U.K. Stock Options held by the Participant shall immediately terminate.

                  (vi) Allotment. Within 30 days of the date of exercise of any U.K. Stock Option, shares of Stock shall be allotted to the Participant or shares of Stock shall be delivered to the Participant, as the case may be. The allotment or delivery of the shares shall be evidenced by the issuance of a stock certificate within 30 days of the date of exercise of such U.K. Stock Option. If a Participant with respect to a U.K. Stock Option exercises such Stock Option but does not elect to purchase Stock equal to the full number of shares evidenced by the Stock Option, the Company shall automatically issue to such Optionee, within 30 days of the date of such exercise, a further U.K. Stock Option Agreement entitling the Optionee to acquire shares of Stock on terms equivalent to the U.K. Stock Option so exercised but subject to the limitation that the new U.K. Stock Option so granted will only be for a number of shares of Stock which, when aggregated with the shares purchased pursuant to such prior exercises, does not exceed the number of shares of Stock covered by the partially exercised U.K. Stock Option.

                  (vii) Payments. For the avoidance of doubt, a payment with respect to the exercise of a U.K. Stock Option in the form of a bank draft drawn on a bank acceptable to the Committee for the full amounts due in the lawful currency of the United States of America and including any charges for the collection of the said bank draft shall be considered, at the sole discretion of the Committee, to be cash.

                  (viii) Certain Acquisitions. If any person (which shall include another company) obtains more than 50% of the issued share capital of the Company as a result of making:

                           (x) a general offer to acquire the whole of the
                  issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have more than 50% of the issued share capital of the Company; or

                           (y) a general offer to acquire all of the shares in
                  the Company,

         then any U.K. Stock Options granted will be subject to the terms of
         Section 4(c) of this Plan.

                  (ix) Disqualifying Dispositions. If Stock acquired by exercise of a U.K. Stock Option are sold or otherwise disposed of within two years after the date of grant of the U.K. Stock Option or within one year after the transfer of such Stock to the Optionee, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonable require in order to secure any deduction then available against the Company's or any other corporation's taxable income.

                           Any U.K. Stock Option granted to eligible employees or eligible directors shall be limited and take effect so that the aggregate Fair Market Value of the Stock subject to such U.K. Stock Option, when aggregated with the Fair Market Value of the Stock subject to Stock Options previously granted (and which have not been exercised, cancelled or lapsed) to that employee or director, shall not exceed (pound)30,000.


                  (x) Fair Market Value. In the event that the Fair Market Value of any Stock with respect to which a U.K. Stock Option is granted cannot be determined pursuant to the definition of "Fair Market Value" as set forth in this Plan, then the proviso in such definition shall not apply unless such Fair Market Value is agreed to by the Inland Revenue of the United Kingdom.

                  (xi) Amendments. All amendments to this Plan with respect to U.K. Stock Options which shall include, without limitation, any variations made by the Company as provided for in Section 4(b) and 4(c) shall be notified to the Board of the Inland Revenue within 30 days of the amendments being made and no amendments shall have effect until approved by the Inland Revenue.

         (d) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

                  (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

         (e) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                  (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

                  (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                  (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (f) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

                  (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

         (g) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements

(including the Company's Section 162(m) Cash Bonus Plan). Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         (h) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(i).

         (j) Non-Employee Directors Options. Upon appointment to the Board and in three year intervals thereafter, each person who is a Non-Employee Director shall receive, without the exercise of the discretion of any person, a non-qualified stock option under the Plan relating to the purchase of 10,000 shares of Stock. In the event that there are not sufficient shares available under this Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, each Non-Employee Director shall receive an Option for his pro rata share of the total number of shares of Stock available under the Plan. The exercise price of each share of Stock subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted. Each such Option shall have a term of five years from its grant and shall become exercisable as to 4,000 shares on the first anniversary of the date the Option is granted, and as to 3,000 shares on each of the second and third anniversaries thereof. Upon a Non-Employee Director's cessation of service as a Non-Employee Director, no further Options shall be granted, and each Option then outstanding, to the extent it was exercisable upon such cessation, shall remain exercisable for a period of three months, unless otherwise determined by the Board.

7.       Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

         (d)      Rule 16b-3 Compliance.

                                    (i) Six-Month Holding Period. Unless a
                           Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                                    (ii) Other Compliance Provisions. With
                           respect to a Participant who is then subject to
                           Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

         (f) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of
Section 162(m)(4)(C) of the Code and regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be based on the criteria set forth in the Company's Section 162(m) Cash Bonus Plan. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. For purposes of this Section 7(f), the

Committee shall consist of the individuals who serve on the "Plan Committee" under the Company's Section 162(m) Cash Bonus Plan.

         (g) Acceleration upon a Change of Control. Notwithstanding anything contained herein to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control, provided, however, that such lapse shall not occur if (i) it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(g) would otherwise violate Paragraph 47(c) thereof, or (ii) the Committee, in its discretion, determines that such lapse shall not occur, provided, further, that the Committee shall not have the discretion granted in clause (ii) if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and such discretion would otherwise violate Paragraph 47(c) thereof.

8.       General Provisions.

         (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

         (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment at any time.

         (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations; in such case, the shares withheld shall be deemed to have been delivered for purposes of Section 4(a).

         (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

         (f) No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

         (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Compliance with Code Section 162(m). It is the intent of the Company that Options granted with an exercise price per share at least equal to the Fair Market Value of the Stock on the date the Option is granted, SARs and other Awards designated as Awards subject to Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

         (k) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

         (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board and shall continue in effect until terminated by the Board, provided, however, that any Awards granted prior to the approval of such adoption by the Company's stockholders shall be granted conditional upon such approval.

                              HOENIG GROUP INC.
                ANNUAL MEETING OF STOCKHOLDERS -- MAY 15, 1997
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby appoints Alan B. Herzog and Kathryn L. Hoenig, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Hoenig Group Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 15, 1997, and any adjournment thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.  ELECTION OF CLASS III DIRECTORS.

    [ ]  FOR ALL NOMINEES LISTED BELOW        [ ]  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE                  TO VOTE FOR ALL NOMINEES
         CONTRARY BELOW)                           LISTED BELOW



(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      ROBERT L. COONEY       KATHRYN L. HOENIG      FREDRIC P. SAPIRSTEIN

                                                           FOR AGAINST ABSTAIN

II.  APPROVAL OF THE COMPANY'S SECTION 162(m)              [ ]    [ ]     [ ]
     CASH BONUS PLAN.

          (Continued and to be signed and dated on the reverse side)

                                                         FOR  AGAINST  ABSTAIN

III. APPROVAL OF THE COMPANY'S 1996 LONG-TERM STOCK      [  ]   [  ]     [  ]
     INCENTIVE PLAN.

and to vote upon other business as may properly come before the Meeting, or any adjournment thereof, all as described in the Proxy Statement dated April 17, 1997, receipt of which is hereby acknowledged.

Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all the powers hereby granted.

UNLESS OTHERWISE INSTRUCTED HEREIN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR Proposals I, II, and III. Said proxies will vote the proxies received in accordance with a determination by a majority of the Board with respect to any other matters which may properly come before the meeting.

                                      Signed:
                                      --------------------------------------

                                      --------------------------------------
                                      Dated:
                                      --------------------------------------
                                      (Please sign and date exactly as name
                                      appears below. For joint accounts, each
                                      joint owner should sign. Executors,
                                      administrators, trustees, etc. should
                                      also so indicate when signing.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
            PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.